                                                                    Exhibit 10.2







                        AMENDED AND RESTATED CATHAY BANK

                          EMPLOYEE STOCK OWNERSHIP PLAN

                                TABLE OF CONTENTS



                                                                                      Page
                                                                                      ----
ARTICLE I      NAME, DEFINITIONS & FUNDING POLICY........................................1
   Section 1.1:  Full Name...............................................................1
   Section 1.2:  Definitions.............................................................1
   Section 1.3:  Other Definitions......................................................11
   Section 1.4:  Funding Policy.........................................................12

ARTICLE II     PARTICIPATION............................................................12
   Section 2.1:  Eligibility Requirements...............................................12
   Section 2.2:  Application For Participation And Beneficiary Designation..............12
   Section 2.3:  Participation..........................................................13
   Section 2.4:  Break In Service Rules For Eligibility Purposes........................13

ARTICLE III    CONTRIBUTIONS............................................................14
   Section 3.1:  Company Contributions..................................................14
   Section 3.2:  Payment Of Contributions To The Trustee................................14
   Section 3.3:  Participant Contributions..............................................14
   Section 3.4:  No Requirement For Profits.............................................14

ARTICLE IV     ALLOCATIONS TO PARTICIPANTS' ACCOUNTS....................................14
   Section 4.1:  Stock Account..........................................................14
   Section 4.2:  Cash Account...........................................................15
   Section 4.3:  Unallocated Stock Account..............................................15
   Section 4.4:  Allocation Of Gains And Losses.........................................15
   Section 4.5:  Allocation Of Company Contributions....................................15
   Section 4.6:  Allocation Of Cash Dividends On Stock..................................16
   Section 4.7:  Allocation Of Stock Dividends..........................................16
   Section 4.8:  Release And Allocation Of Leveraged Stock..............................16
   Section 4.9:  Notice Of Allocations..................................................17
   Section 4.10: Miscellaneous Allocation Rules.........................................18
   Section 4.11: Valuation Of Stock.....................................................19
   Section 4.12: Accounts In General....................................................19
   Section 4.13: Limitation On Annual Additions.........................................19

ARTICLE V     VESTING...................................................................22
   Section 5.1:  Vesting In Accounts....................................................22

ARTICLE VI     DISTRIBUTION OF BENEFITS.................................................23
   Section 6.1:  Distribution Of Benefits...............................................23
   Section 6.2:  Methods Of Distribution................................................23
   Section 6.3:  Timing Of Distributions................................................25
   Section 6.4:  Postponed Retirement...................................................27

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
   Section 6.5:  Distributions Due Missing Persons......................................27
   Section 6.6:  Transfers To Another Qualified Plan....................................28

ARTICLE VII   SALE OF STOCK.............................................................29
   Section 7.1:  Option To Sell Shares Of Stock.........................................29
   Section 7.2:  Right Of First Refusal.................................................30

ARTICLE VIII  TOP-HEAVY PLAN LIMITATIONS................................................31
   Section 8.1:  Application Of Top-Heavy Rules.........................................31
   Section 8.2:  Definitions............................................................31
   Section 8.3:  60% Test - Special Rules...............................................34
   Section 8.4:  Minimum Vesting Requirement............................................36
   Section 8.5:  Minimum Contribution Requirement.......................................36

ARTICLE IX    INVESTMENTS...............................................................37
   Section 9.1:  Investment Of Company Contributions....................................37
   Section 9.2:  Leveraged Stock Authorized.............................................37
   Section 9.3:  Certain Nonterminable Provisions.......................................40
   Section 9.4:  Diversification Of Stock...............................................40
   Section 9.5:  Voting Of Stock........................................................41

ARTICLE X     THE COMMITTEE.............................................................42
   Section 10.1: Members................................................................42
   Section 10.2: Committee Action.......................................................42
   Section 10.3: Rights And Duties......................................................43
   Section 10.4: Information............................................................44
   Section 10.5: Compensation, Indemnity And Liability..................................45
   Section 10.6: Administrative Expenses Of The Plan....................................45

ARTICLE XI     AMENDMENT AND TERMINATION................................................45
   Section 11.1: Amendments.............................................................45
   Section 11.2: Discontinuance Of Plan.................................................46
   Section 11.3: Failure To Contribute..................................................47

ARTICLE XII    CLAIMS PROCEDURE.........................................................47
   Section 12.1: Presentation Of Claim..................................................47
   Section 12.2: Notification Of Decision...............................................47
   Section 12.3: Review Of A Denied Claim...............................................48
   Section 12.4: Decision On Review.....................................................49

ARTICLE XIII   MISCELLANEOUS............................................................50
   Section 13.1: Contributions Not Recoverable..........................................50
   Section 13.2: Limitation On Participants' Rights.....................................50
   Section 13.3: Receipt Or Release.....................................................51
   Section 13.4: Nonassignability.......................................................51
   Section 13.5: Governing Law..........................................................51

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
   Section 13.6:   Headings.............................................................51
   Section 13.7:   Counterparts.........................................................51
   Section 13.8:   Successors And Assigns...............................................52
   Section 13.9:   Gender And Number....................................................52
   Section 13.10:  Merger, Consolidation Or Transfer Of Plan Assets.....................52
   Section 13.11:  Joinder Of Parties...................................................52
   Section 13.12:  The Trust............................................................52
   Section 13.13:  Participation By Affiliated Companies................................52
   Section 13.14:  Special Requirements For USERRA......................................52

                        AMENDED AND RESTATED CATHAY BANK

                          EMPLOYEE STOCK OWNERSHIP PLAN

               CATHAY BANCORP, INC. has adopted the following complete amendment and restatement of its employee stock ownership plan that evidences the plan portion of an employee stock ownership plan and trust for the benefit of the qualified employees of the Company. The terms of the Plan are as follows:


                                    ARTICLE I
                       NAME, DEFINITIONS & FUNDING POLICY

               Section 1.1: Full Name. This plan shall be known as the:


                                   CATHAY BANK
                          EMPLOYEE STOCK OWNERSHIP PLAN

It is hereby designated as constituting a defined contribution plan intended to qualify as a stock bonus plan under Code Section 401 and to constitute an employee stock ownership plan as described in ERISA Section 407(d)(6)(A) and Code Section 4975(e)(7). The Plan is designed to invest primarily in qualifying employer securities as defined in Code Section 409(l). The Trust established in connection with the Plan shall be known as the:


                                   CATHAY BANK
                         EMPLOYEE STOCK OWNERSHIP TRUST

               Section 1.2: Definitions. As used in this document and in the Trust, the following words and phrases shall have the following meanings, unless a different meaning is specified or clearly indicated by the context:

               "Accounts" shall mean, collectively, the Stock Account and the Cash Account that may be established under the Plan for a Participant. If both of such Accounts are not established for a Participant, then, as to such a Participant, "Accounts" shall mean the one of such Accounts that is established for such Participant.

               "Adjustment Factor" shall mean the cost of living adjustment factor prescribed by the Secretary of the Treasury under Code Section 415(d) for years beginning after December 31, 1987, as applied to such items and in such manner as the Secretary of the Treasury shall provide.

               "Affiliated Company" shall mean:

                      (a) a member of a controlled group of corporations of which the Company is a member;

                      (b) an unincorporated trade or business that is under common control with the Company, as determined in accordance with Code
        Section 414(c) and the applicable Regulations;

                      (c) a member of an affiliated service group of which the Company is a member, as determined in accordance with Code Section 414(m) and the applicable Regulations; or

                      (d) any other entity required to be aggregated with the Company pursuant to the Regulations under Code Section 414(o).

For these purposes, a "controlled group of corporations" shall mean a controlled group of corporations as defined in Code Section 1563(a), determined without regard to Code Sections 1563(a)(4) and 1563(e)(3)(C).

               "Anniversary Date" shall mean the last day of each Plan Year.

               "Article" shall mean an Article of the Plan.

               "Beneficiary" shall mean the person or persons, as the context requires, last designated by a Participant to receive any benefit specified in the Plan that is payable upon such Participant's death. If there is no designated Beneficiary or surviving Beneficiary, the Beneficiary shall be the Participant's surviving spouse; or, if none, the Participant's surviving descendants (including adopted persons), who shall take on the principle of representation; or, if none, the Participant's estate; or, if there is no legal representative appointed to represent the Participant's estate and if the Participant's vested interest does not exceed $2,000, a person (or the persons) selected by the Committee who is related to the Participant by blood, adoption or marriage.

               "Board of Directors" shall mean the Board of Directors of the Company.

               "Break in Service" shall mean a computation period in which an Employee has failed to complete more than 500 Hours of Service (unless due to an authorized, unpaid leave of absence granted by the Company in a nondiscriminatory manner). The computation period shall be, for eligibility and vesting purposes, the same computation period used in determining an Employee's Years of Service. Solely for purposes of determining whether a Break in Service has occurred in any computation period, an individual who is absent from work for maternity or paternity reasons shall receive credit for the Hours of Service which would otherwise have been credited to such individual but for such absence (or, in any case in which such Hours of Service cannot be determined, eight Hours of Service per work day of such absence). An absence from work for maternity or paternity reasons means an absence (a) by reason of the pregnancy of the individual, (b) by reason of a birth of a child of the individual, (c) by reason of the placement of a child with the individual in connection with the adoption of such child by such individual, or (d) for purposes of caring for such child for a period beginning immediately following such birth or placement. The Hours of Service credited under this provision shall in no event exceed 501 hours, and they shall be credited (1) in the computation period in which the absence begins if such crediting is necessary to prevent a Break in Service in that period, or
(2) in all other cases, in the following computation period.

               "Cash Account" shall mean the Account maintained by the Committee for each Participant that is to be credited with such Participant's share of the Trust's assets (other than Stock) that are allocated to Participants.

               "Code" shall mean the Internal Revenue Code of 1986, as amended, and its successors.

               "Committee" shall mean the Committee appointed pursuant to
ARTICLE X.

               "Company" shall mean CATHAY BANCORP, INC.

               "Compensation" shall mean a Participant's Earnings during the Plan Year, plus, for Plan Years beginning before January 1, 1998, any amount that is contributed by the Company pursuant to a salary reduction agreement and that is not includable in such Participant's gross income under Code Sections 125, 402(e)(3), 402(h) or 403(b). In addition to other applicable limitations set forth in the Plan, and despite any other provision of the Plan, the Compensation of each Participant shall not exceed the Compensation Limitation (defined below). The Compensation Limitation is $150,000, as adjusted for increases in the cost of living in accordance with Code Section 401(a)(17)(B). The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which Compensation is determined beginning in such calendar year. If such a determination period consists of fewer than 12 months, the Compensation Limitation will be multiplied by a fraction, the numerator of which is the number of months in such determination period, and the denominator of which is 12. If Compensation for any prior determination period is taken into account in determining a Participant's benefits accruing in the current Plan Year, the Compensation for such prior determination period is subject to the Compensation Limitation in effect for such prior determination period.

               "Current Obligation" shall mean any obligation of the Trust arising from the extension of credit to the Trust in connection with the purchase by the Trust of Stock and that is either (a) payable in cash within one year from the date of reference pursuant to the terms of the applicable credit agreement, or (b) designated by the Committee as subject to current payment with Trust assets available therefore pursuant to the terms of the Plan.

               "Defined Benefit Plan" and "Defined Contribution Plan" shall have the same meanings as given these terms under ERISA.

               "Earnings" shall mean a Participant's annual "compensation", as that term is defined in Code Section 415, that is actually paid or made available to the Participant within the Plan Year. A Participant's Earnings shall include such Participant's wages, salaries, fees for professional services and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the Company or any Affiliated Company to the extent that the amounts are includable in gross income under the Code (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, reimbursements, and expense allowances). "Earnings" shall not include:

                      (a) Any contribution made by the Company to a plan of deferred compensation to the extent that, before the application of the Code Section 415 limitations to that plan, the contributions are not includable in the gross income of the Participant for the taxable year in which contributed. In addition, the Company's contributions, if any, made on behalf of a Participant to a simplified employee pension plan described in Code Section 408(k) are not considered Earnings for the taxable year in which contributed to the extent such contributions are deductible by the Participant under Code Section 219(b)(7). Additionally, any distributions from a plan of deferred compensation are not considered Earnings, regardless of whether such amounts are includable in the gross income of the Participant when distributed. However, any amount received by a Participant pursuant to an unfunded non-qualified plan may be considered Earnings in the year such amounts are includable in the gross income of the Participant.

                      (b) Any amount realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by a Participant either becomes freely transferable or is no longer subject to a substantial risk of forfeiture.

                      (c) Any amount realized from the sale, exchange or other disposition of stock acquired under a qualified stock option.

                      (d) Any other amount that receives special tax benefits, such as premiums for group term life insurance (but only to the extent that the premiums are not includable in the gross income of the Participant), or contributions made by the Company (whether or not under a salary reduction agreement) towards the purchase of an annuity contract described in Code Section 403(b) (whether or not the contributions are excludable from the gross income of the Participant).

                      (e) Despite the foregoing, "Earnings" with respect to a Participant who is a non-resident alien (within the meaning of Section 7701(b) of the Code) shall mean wages within the meaning of Section 3401(a) of the Code, but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed.

For Plan Years beginning after December 31, 1997, Earnings paid or made available during any Plan Year shall include any elective deferral (as defined in Code Section 402(g)(3)), and any amount that is contributed or deferred by the Company at the election of the Participant and that is not includable in the gross income of the Participant by reason of Code Section 125, 132(f)(4) (effective for Plan Years beginning after December 31, 2000) or 457.

               "Effective Date" shall mean, except as otherwise expressly provided, January 1, 1997.

               "Eligibility Computation Period" for each Employee shall mean a 12 consecutive month period beginning on such Employee's Employment Commencement Date.

               "Eligible Participant" shall mean, as of any Anniversary Date,
(a) each Participant who has completed at least 1,000 Hours of Service on such Anniversary Date, and (b) each Participant who ceased to be an Employee during the Plan Year ending with such Anniversary Date by reason of his or her retirement on or after his or her Normal Retirement Date, death, or Total Disability.

               "Employee" shall mean every common law employee of the Company and any Affiliated Company that has adopted the Plan with the permission of the Board of Directors who is classified in the payroll records of the Company or any such Affiliated Company as a salaried employee. The term "Employee" shall not include any person who is (a) employed by or through a leasing, temporary, or similar agency or company, or (b) classified by the Company as a leased employee (within the meaning of Code Section 414(n)(2)) of the Company or any such Affiliated Company. If any person described in the preceding sentence is determined to be a common law employee of the Company by court decision or otherwise, such person shall nonetheless continue to be treated as not being an Employee.

               "Employer" shall mean, with respect to an Employee, the Company, any Predecessor Employer, and any Affiliated Company.

               "Employment Commencement Date" for each Employee shall mean the date such Employee is first credited with an Hour of Service.

               "Entry Date" shall mean the first day of the first month or the first day of the seventh month (whichever applies) of each Plan Year.

               "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and its successors.

               "Fiduciary" shall mean a person who:

                      (a) exercises any discretionary authority, discretionary control, or discretionary responsibility respecting the management or administration of the Plan;

                      (b) exercises any authority or control respecting management or disposition of the Plan's assets; or

                      (c) renders investment advice for a fee or other compensation, direct or indirect, with respect to any asset of the Plan, or has any authority or responsibility to do so.

               "Financial Institution" shall mean a bank, trust company, or other financial institution that is regulated by the United States or any State.

               "Freely Tradable Stock" shall mean Stock that, at the time of reference, is readily tradable on an established market.

               "Hour of Service" shall mean:

                      (a) Each hour for which an Employee was paid by, or entitled to payment from, an Employer. Hours under this SUBSECTION (a) shall be credited to an Employee for the computation period or periods in which the services were performed. Generally, Hours of Service shall be determined from the Employer's employment records. Despite the foregoing, if an Employee's Compensation is not determined on the basis of certain amounts for each hour worked (such as salaried, commission or piece-work employees) and if his or her hours are not required to be counted and recorded by any federal law (such as the Fair Labor Standards Act), such Employee's Hours of Service need not be determined from employment records. Instead, such Employee may be credited with 190 Hours of Service for each month in which he or she would be credited with at least one Hour of Service pursuant to this SUBSECTION (a);

                      (b) Each hour for which an Employee was paid by, or entitled to payment from, an Employer on account of a period during which no services were performed (irrespective of whether the employment relationship had terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence. No more than 501 Hours of Service shall be credited under this SUBSECTION (b) for any single continuous period (whether or not such period occurs in a single computation period);

                      (c) Each hour for which back pay (irrespective of mitigation of damages) is either awarded against, or agreed to by, an Employer. The same Hours of Service shall not be credited under either SUBSECTION (a) or (b), whichever is applicable, and under this SUBSECTION (c). Hours of Service under this subsection (c) shall be credited for the computation period(s) to which the award or agreement pertains, rather than the computation period in which the award, agreement or payment is made; and

                      (d) Hours under SUBSECTIONS (a) through (c) above shall be calculated and credited pursuant to Section 2530.200b-2 of the Department of Labor Regulations, which is incorporated here by reference.

               "Individual Medical Benefit Account" shall have the same meaning as is given that term under Code Section 415(l)(2).

               "Investment Manager" shall mean a person or entity who (that) is
(a) registered as an investment advisor under the Investment Adviser's Act of 1940, (b) defined as a bank under that Act, or (c) an insurance company qualified under the laws of more than one state to manage, acquire and dispose of trust assets, and who has acknowledged in writing that he (she or it) is a Fiduciary with respect to the Plan.

               "Leveraged Stock" shall mean any Stock that is acquired by the Trustee on an installment contract from, or with the proceeds of a loan made or guaranteed by, the Company or other disqualified person within the meaning of Code Section 4975(e)(2).

               "Named Fiduciary" shall have the same meaning as under Section 402(a) of ERISA and shall be determined as provided in SECTION 10.3.

               "Net Profits" shall mean, with respect to any Plan Year, the Company's net income or profit for such Plan Year, as determined on the basis of the Company's books of account in accordance with generally accepted accounting principles, before reduction for income taxes or contributions made by the Company to the Plan.

               "Non-allocation Period" shall mean, with respect to a transaction for which an election under Code Section 1042(a) is made, the period beginning on the date of the sale of the Stock and ending on the later of (a) the date that is ten years after the date of the purchase of the Company Stock, or (b) the date of the Plan allocation attributable to the final payment of acquisition indebtedness incurred in connection with such sale.

               "Normal Retirement Age" shall mean a Participant's 65th birthday.

               "Normal Retirement Date" shall mean the first day of the month that coincides with or immediately follows a Participant's Normal Retirement Age.

               "Participant" shall mean any Employee who becomes eligible for participation in accordance with the provisions of the Plan, and, unless the context indicates otherwise, includes former Participants.

               "Plan" shall mean this document and the plan created by this document (including, unless the context indicates to the contrary, the Trust established in connection with the Plan), as it may be amended from time to time.

               "Plan Year" shall mean the 12-month period that ends on December
31. The Plan Year shall be the "limitation year" for the Plan as defined in the Code.

               "Predecessor Employer" shall mean any predecessor employer of an Employee that maintained the Plan.

               "Prohibited Allocation Group" shall mean all persons who, with respect to a transaction for which an election under Code Section 1042(a) is made, are within any one or more of the following categories:

                      (a) During the Non-allocation Period, the seller of the Stock.

                      (b) During the Non-allocation Period, any person who is related to such seller (within the meaning of Section 267(b) of the Code), except that it shall not include any lineal descendant of such seller if 5% or less of the shares of Stock (or other assets of the Plan in lieu thereof) attributable to such shares is allocated to all such lineal descendants. If the allocation provisions of ARTICLE IV would result in more than such 5% being so allocated, the Committee may limit such allocation to such 5% so that such lineal descendants are not included in the Prohibited Allocation Group.

                      (c) Any other person who owns (after the application of Section 318(a) of the Code) more than 25% of (i) any class of outstanding stock of the Company or any Affiliated Company, or (ii) the total value of any class of outstanding stock of the Company or any Affiliated Company. For this purpose, such person shall be deemed to own all Stock allocated to him or her in this or any other qualified employee benefit plan. Such person shall be included in the Prohibited Allocation Group if he or she meets such test either (i) at any time during the one-year period ending on the date of purchase of the Company Stock by the Trust, or (ii) on the date as of which such Stock is allocated to Participants.

               "Qualified Holder" shall mean (a) any Participant or any Beneficiary(ies) or personal representative of a deceased Participant who has received a distribution of Stock from the Plan), (b) any other party to whom such Stock is transferred by gift or by reason of death, and (c) any trustee of an individual retirement account (as defined under Code Section 408) to which all or any portion of such distributed Stock is transferred pursuant to a Rollover Contribution.

               "Regulations" shall mean the regulations issued under the Code or ERISA, or both of them, as well as under any other legislation that applies to the Plan.

               "Rollover Contribution" shall mean a qualified rollover contribution as defined (before January 1, 1993) in Code Sections 402(a)(5), 402(a)(6), 402(a)(7), 403(a)(4), 408(d)(3) and 409(b)(3)(C), or (after December
31, 1992) in Code Sections 402(c), 403(a)(4), and 408(d)(3), but shall not include a rollover contribution that is attributable to contributions made on behalf of a Key Employee in a Top-heavy Plan, unless such a rollover contribution is permissible under the Code or applicable Regulations.

               "Section" shall mean, when used in conjunction with some other reference (such as the Code or ERISA), a section of such other reference. When not used in conjunction with some other reference, Section shall refer to a section of the Plan or Trust, as the context requires. References to a Section include future amendments, and successors, to it.

               "Secretary" shall mean the Secretary or an Assistant Secretary of the Committee.

               "Secretary of the Treasury" shall mean the Secretary of the Treasury, as defined in Code Section 7701(a)(11).

               "Signature Page" shall mean the page(s) at the end of the Plan entitled "Signature Page."

               "Stock" shall mean common stock issued by the Company (or by a corporation that is a member of the same controlled group of corporations) having a combination of voting power and dividend rights equal to or in excess of:

                      (a) that class of common stock of the Company (or of any other such corporation) having the greatest voting power, and

                      (b) that class of common stock of the Company (or of any other such corporation) having the greatest dividend rights.

               "Stock Account" shall mean the account maintained by the Committee for each Participant that is to be credited which such Participant's share of the Stock held in the Trust that is allocated to Participants.

               "Total Disability" or "Totally Disabled" shall each refer to a physical or mental impairment that, in the Committee's opinion, (a) is expected to be either of indefinite duration or result in death, and (b) renders a Participant unable to satisfactorily perform his or her duties for the Company or the duties of such other position or job that the Company makes available to such Participant and for which such Participant is qualified by reason of his or her training, education or experience. The Committee's opinion must be supported by the opinion of a qualified physician designated or approved by the Committee.

               "Trust" shall mean the trust established in connection with the Plan, as it may be amended from time to time.

               "Trustee" shall mean the person(s) or entity, or combination of them, serving from time to time as the trustee(s) of the Trust.

               "Unallocated Stock Account" shall mean the account maintained by the Committee for the purpose of holding any Leveraged Stock (until such Stock is released and allocated pursuant to the applicable provisions of the Plan).

               "Welfare Benefit Fund" shall have the same meaning as is given that term in Code Section 419(e).

               "Year of Service" shall mean a computation period in which an Employee has completed at least 1,000 Hours of Service. The initial computation period shall be an Employee's Eligibility Computation Period, and shall thereafter be the 12 consecutive month period beginning on the annual anniversary date of such Employee's Employment Commencement Date.

               "1% Owner" shall be determined in the same manner as a 5% Owner, defined below.

               "5% Owner" shall mean a Participant who (a) owns more than 5% of the outstanding stock (or owns stock possessing more than 5% of the total combined voting power of all classes of stock) of the Company (or any Affiliated Company), if the Company (or the Affiliated Company, whichever applies) is a corporation; or (b) owns more than 5% of the capital or profit interest in the Company (or the Affiliated Company, whichever applies), if the Company (or the Affiliated Company, whichever applies) is not a corporation. A similar rule shall apply to the determination of a "1% Owner."

               Section 1.3: Other Definitions. As used in this document and in the Trust, the following words and phrases shall have the meanings set forth in the indicated Sections, unless a different meaning is specified or clearly indicated by the context:

               Term                                                       Section
               ----                                                       -------
               "Aggregate Account"...........................................8.2
               "Aggregation Group"...........................................8.2
               "Annual Addition"............................................4.13
               "Claimant"...................................................12.1
               "Committee"..................................................10.1
               "Defined Benefit Plan Fraction"..............................4.13
               "Defined Contribution Plan Fraction".........................4.13
               "Determination Date"..........................................8.2
               "Eligible Retirement Plan"....................................6.6
               "Eligible Rollover Distribution...............................6.6
               "Key Employee"................................................8.2
               "Non-Key Employee"............................................8.2
               "Present Value of Accrued Benefit"............................8.2
               "Qualified Election Period"...................................9.4
               "Qualified Participant".......................................9.4
               "Relevant Time"...............................................5.2

               "Top-heavy Group".............................................8.2
               "Top-heavy Plan"..............................................8.2
               "Total Distribution"`.........................................7.1
               "Valuation Date"..............................................8.2
               "USERRA"....................................................13.14
               "1.0 Rule"...................................................4.13

Section 1.4....: Funding Policy. The Plan is to be funded primarily through the
Company's contributions as provided for in the Plan. The Trust's assets shall be invested as provided for in the trust document in an effort to safely maximize potential retirement benefits (consistent with the Plan's designation as an employee stock ownership plan), which shall be paid to Participants and Beneficiaries as provided for in the Plan.


                                   ARTICLE II
                                  PARTICIPATION

               Section 2.1: Eligibility Requirements.

               (a) Each Employee shall become eligible to participate in the Plan on the Entry Date coincident with or next following the date on which such Employee shall have completed two Years of Service, provided that he or she is still an Employee on such Entry Date.

               (b) Despite any other provision of the Plan, any Participant who is included in a unit of employees covered by a collective bargaining agreement wherein retirement benefits were the subject of good faith bargaining (within the meaning of Code Section 410(b)(3)(A)) shall for the Plan Year(s) of such inclusion, cease to share in future contributions to the Plan, unless such collective bargaining agreement expressly provides for participation in the Plan; provided, however, that as to any benefits already earned, such Participant shall remain a Participant, subject to all the terms of the Plan.

               Section 2.2: Application For Participation And Beneficiary Designation.

               (a) Each Employee who becomes eligible to participate in the Plan shall be given an application for participation. That application shall (i) specify the beginning date of such Employee's participation, (ii) contain such Employee's acceptance of the benefits of the Plan and Trust and his or her agreement to be bound by the terms of the Plan and Trust, and (iii) allow such Employee to designate the Beneficiary whom he or she desires to receive benefits in the event of his or her death. A Participant may, from time to time, change his or her designated Beneficiary by filing a new written designation with the Committee. The Company, the Trustee, and the Committee may rely upon the designation of a Beneficiary that was last filed in accordance with the Plan.

               (b) Despite the provisions of SUBSECTION (a) above, a married Participant's Beneficiary shall in all events be such Participant's surviving spouse, unless such spouse consents to such Participant's designation of a Beneficiary other than such spouse. A spouse's consent to such a designation must satisfy the following requirements: (i) it must be in writing; (ii) it must acknowledge the effect of the Participant's designation of a Beneficiary other than the spouse; and (iii) it must be witnessed by a designated Plan representative or a notary public.

               Section 2.3: Participation. The participation of a Participant in the Plan shall begin as of his or her Entry Date and shall continue until the Participant's entire benefit has been distributed in accordance with the Plan's terms. A Participant (or his or her Beneficiary) may not receive any distribution of benefits except as provided for in the Plan.

               Section 2.4: Break In Service Rules For Eligibility Purposes.

               (a) Except as otherwise provided in this Section, all Years of Service of an Employee shall be counted in determining such Employee's eligibility to participate in the Plan.

               (b) In the case of any Employee who has incurred a Break in Service, such Employee's Years of Service that were completed before such Break in Service shall not be counted until he or she has completed a Year of Service after such Break in Service.

               (c) This subsection shall apply to any Participant who does not have any nonforfeitable right to any accrued benefit that is attributable to the Company's contributions. Such a Participant's Years of Service before any period of consecutive Breaks in Service shall not be counted if the number of such consecutive Breaks in Service within such period equals or exceeds the greater of (i) five or (ii) the aggregate number of such Participant's Years of Service before such period. Such aggregate number of Years of Service shall not include any Year of Service that is disregarded under the preceding sentence by reason of such Participant's prior Breaks in Service.

               (d) In addition to the foregoing, in the case of any Employee who incurs a Break in Service before satisfying the Plan's eligibility requirements, such Employee's Years of Service that were completed before such Break in Service shall not be counted. Further, a Participant who is re-employed shall participate immediately upon the date of his or her re-employment.

                                   ARTICLE III
                                  CONTRIBUTIONS

               Section 3.1: Company Contributions. The Company has previously made substantial contributions to the Trust. Subject to the Plan's other provisions, for each Plan Year in which the Plan is in effect, the Company shall contribute to the Trust, out of its current or accumulated Net Profits, such amount, if any, as shall be determined by the Company. Despite the foregoing, the Company shall be obligated to contribute such amount as shall be necessary to provide the Trust with funds sufficient to pay any Current Obligation (including principal, interest, and any acquisition charges) incurred for the purpose of acquiring Stock. The Company's contribution shall be paid in cash, Stock, or such other assets as the Company may determine; provided, however, that the Company shall contribute sufficient cash assets to the extent necessary to pay any Current Obligation. Furthermore, despite the foregoing, the Company's contributions are conditioned upon their deductibility under the Code.

               Section 3.2: Payment Of Contributions To The Trustee. All payments of the Company's contributions shall be made directly to the Trustee and may be made on any date(s) selected by the Company. Despite the foregoing, the Company's total contribution for each Plan Year must be paid on or before the date on which the Company's federal income tax return is due, including any extensions of time obtained for the filing of such return.

               Section 3.3: Participant Contributions. A Participant may not make nondeductible, voluntary contributions to the Plan. Similarly, a Participant may not make a Rollover Contribution to the Plan or a trustee-to-trustee transfer described in Code Section 401(a)(31).

               Section 3.4: No Requirement For Profits. Despite any other provision of the Plan, the Company may make all contributions to the Plan for any Plan Year without regard to whether the Company has any Net Profits for the taxable year or years ending with or within such Plan Year.


                                   ARTICLE IV
                      ALLOCATIONS TO PARTICIPANTS' ACCOUNTS

               Section 4.1: Stock Account. The Committee shall open and maintain a Stock Account in the name of each Participant, and it shall be credited or charged with any Stock allocable to such Participant as set forth below.

               Section 4.2: Cash Account. The Committee shall open and maintain a Cash Account in the name of each Participant, and it shall be credited or charged with any amount allocable to such Participant (other than Stock) as set forth below.

               Section 4.3: Unallocated Stock Account. At such time as any Leveraged Stock is held in the Trust, the Committee shall open and maintain an Unallocated Stock Account, and it shall be credited with any unallocated Leveraged Stock until such Stock is released and allocated as set forth below.

               Section 4.4: Allocation Of Gains And Losses. Subject to SECTION 4.5(a)(i) below, as of each Anniversary Date (but before any allocation is made of the Company's contributions, if any, for the Plan Year ending on such Anniversary Date, if, and to the extent, made prior to such date), the Committee shall credit any income and investment gains (whether realized or unrealized) of the Trust other than with respect to Stock, and shall charge any losses (whether realized or unrealized) from such assets and unallocated expenses of the Trust, to the Participants' Cash Accounts in the same proportion that the balance in each such Cash Account as of such Anniversary Date bears to the total balance in all Cash Accounts as of such Anniversary Date. In determining the unrealized investment gains and losses to be credited or charged as of each Anniversary Date pursuant to this Section, the Trustee shall value the assets of the Trust at their fair market value as of each such Anniversary Date.

               Section 4.5: Allocation Of Company Contributions.

               (a) Subject to the limitations contained elsewhere in the Plan, as of each Anniversary Date, the Company's contribution (if any) made on account of the Plan Year ending on such Anniversary Date shall be allocated as follows:

                   (i) Any cash contribution shall be applied first to pay any Current Obligation of the Trust (as it becomes due) incurred for the purpose of acquiring Stock, and any excess remaining after such application (and any other asset contributed that is not Stock) shall, at the election of the Committee, either (A) be used to prepay any loan obligation of the Trust that arose in connection with the Trust's purchase of Stock, or (B) be allocated to the Cash Accounts of the Eligible Participants in accordance with the allocation formula set forth in SUBSECTION (b) below. Subject to SECTION 4.6 below, for the purpose of determining the method of allocation of the excess, the Current Obligation shall be deemed to have been paid first with cash dividends, and, if any portion of the Current Obligation shall remain unpaid after the application of all the cash dividends, the balance due shall be deemed paid with Company cash contributions for the Plan Year.

                   (ii) Any contribution of Stock shall be allocated to the Stock Accounts of the Eligible Participants in accordance with the allocation formula set forth in SUBSECTION (b) below.

               (b) For purposes of this Article, any item to be allocated pursuant to the formula set forth in this SUBSECTION (b) shall be allocated to the Cash Accounts, or Stock Accounts, as the case may be, of the Eligible Participants in the same ratio as each Eligible Participant's number of Units bears to the total number of Units of all such Eligible Participants. For purposes of this SUBSECTION (b), each Eligible Participant shall be credited with one Unit for each full $100 of Compensation and with one Unit for each Year of Service.

               Section 4.6: Allocation Of Cash Dividends On Stock. Any cash dividends received by the Trustee on account of the Stock shall, at the discretion of the Committee, either (a) be used to make any payment on any installment contract or loan used to acquire Leveraged Stock, or (b) be allocated to the Participants' Cash Accounts and the Unallocated Stock Account in proportion to the shares of Stock held in the Participants' Stock Accounts and the Unallocated Stock Account, respectively, as of the record date of such dividend. The Committee may not elect to use method (a) above unless the Stock is allocated in a manner in compliance with Code Section 404(k)(2)(B).

               Section 4.7: Allocation Of Stock Dividends. Any Stock received by the Trustee as a stock dividend (or stock split or as a result of a reorganization or other recapitalization of the Company) shall be credited to the Participants' Stock Accounts and to the Unallocated Stock Account in proportion to the shares of Stock held therein as of the record date of such dividend. Any cash received by the Trustee in lieu of fractional shares in connection with such a stock dividend shall be allocated as provided in SECTION 4.6(b) above.

               Section 4.8: Release And Allocation Of Leveraged Stock.

               (a) All Leveraged Stock acquired by the Trust shall be held in the Unallocated Stock Account until released and allocated in accordance with the provisions of this Section. As of each Anniversary Date, Leveraged Stock acquired in a particular transaction shall be released from the Unallocated Stock Account as follows:

                   (i) Subject to the requirements of Treasury Regulation
        Section 54.4975-7(b)(8)(ii) and SUBSECTION (ii) below, for each Plan Year until any loan or installment obligation that was incurred to purchase Leveraged Stock (a "loan") is fully repaid, the number of shares of Leveraged Stock released from the Unallocated Stock Account shall equal the number of unreleased shares immediately before such release for the then current Plan Year multiplied by a fraction, the numerator of which is the amount of principal paid on such loan for such Plan Year and the denominator of which is the sum of such numerator plus the principal to be paid on such loan for all future years during the duration of the term of such loan (determined without reference to any possible extensions of renewals thereof). Despite the foregoing, in the event such loan shall be repaid with the proceeds of a subsequent loan, such repayment shall not operate to release all such Leveraged Stock but rather such release shall be effected pursuant to the foregoing provisions of this Section on the basis of payments of principal on such substitute loan.

                   (ii) To the extent that SUBSECTION (i) is not applicable by reason of Treasury Regulation Section 54.4975-7(b)(8)(ii), or if the Committee irrevocably so elects at the time of the first payment on any loan, then SUBSECTION (i) shall be applied with respect to all payments on such loan by deeming all references to "principal" therein to be references to "principal and interest."

               (b) The Committee shall specify, and advise the Trustee with respect to:

                   (i) the amount (if any) of the Company's contribution that is to be applied (together with the earnings thereon) to pay any Current Obligation, and

                   (ii) the amount (if any) of cash dividends held pursuant to
        SECTION 4.6 that is to be applied to pay any Current Obligation.

               (c) Subject to the last sentence of SECTION 4.6, as of each Anniversary Date, the value of any Leveraged Stock released from the Unallocated Stock Account for such Plan Year shall be allocated among the Eligible Participants in the same proportion as such Participants would have received allocations pursuant to SECTION 4.5, as if such released Stock had been contributed during such Plan Year.

               (d) It is intended that the preceding provisions shall be applied and construed in a manner consistent with the requirements and provisions of Treasury Regulation Section 54.4975-7(b)(8).

               Section 4.9: Notice Of Allocations.

               (a) After the close of each Plan Year, the Committee shall notify each Participant as to the allocations made during the Plan Year pursuant to this ARTICLE IV, which notice shall include the information set forth below.

               (b) The balance in the Participant's Cash Account and the number of shares held in the Participant's Stock Account as of the most recent Anniversary Date;

               (c) The amount of Company Contributions and Leveraged Stock (if any) allocated to the Participant's Accounts for that Plan Year;

               (d) The adjustment to the Participant's Accounts to reflect the Participant's share of undistributed dividends held at year end (if any) and the net income (or loss) of the Trust for that Plan Year;

               (e) The new balance in the Participant's Cash Accounts and the number of shares held in the Participant's Stock Account, as of the Anniversary Date of that Plan Year; and

               (f) Such other information as may be required by the applicable Regulations.

               Section 4.10: Miscellaneous Allocation Rules.

               (a) Allocations of all assets other than Stock shall be made on the basis of, and expressed in terms of, dollar value. Allocations of Stock shall be made on the basis of the number of shares of Stock (including fractional shares).

               (b) The Committee may establish accounting procedures for the purpose of making the allocations, valuations and adjustments to Participants' Accounts provided for in this Article IV. From time to time, the Committee may modify such accounting procedures for the purpose of achieving equitable, nondiscriminatory, and administratively feasible allocations among the Accounts of Participants in accordance with the general concepts of the Plan and the provisions of this Article IV.

               (c) Despite any other provision of the Plan, if shares of Stock are purchased by the Trust in a transaction for which an election pursuant to Code Section 1042(a) is made, none of such shares, nor any other assets of the Plan in lieu thereof, shall accrue for the benefit of or be allocated, directly or indirectly, under this Plan or any other qualified employee benefit plan of the Company or any Affiliated Company, to the Accounts of any member of the Prohibited Allocation Group. In the event that any member of the Prohibited Allocation Group is a Participant in the Plan, (i) if there are no Company contributions to be allocated as of an Anniversary Date other than shares of Stock and/or other assets which are subject to this provision, such Participant shall receive no allocation thereof, (ii) no portion of the Cash Account balance of such Participant may be used to acquire shares of Stock and/or other assets which are subject to this provision, and (iii) if there are Company contributions to be allocated as of an Anniversary Date and such includes both shares of Stock and/or other assets which are subject to this provision and share and/or other assets which are not subject to this provision, the allocation shall be made so that such Participant receives no allocation of Stock or other assets whatsoever to the extent of the percentage of Compensation received by the other Participants attributable to Stock and/or other assets which are subject to this provision, provided that if there is additional Stock and/or other assets to be allocated, then such additional allocations shall be made to all Participants as otherwise provided in the Article IV. All allocations of Stock and other assets shall in all respects comply with the provisions of Section 409(n) of the Code and the Regulations thereunder, all of which are incorporated herein by reference.

               Section 4.11: Valuation Of Stock.

               (a) If, on any Anniversary Date or other valuation date required under the terms of the Plan, Trust, or Regulation Section 54.4975-11(d)(5), the Stock is not Freely Tradable Stock, the Company shall furnish the Committee with a certificate of value setting forth the fair market value of the Stock as of such date. Such valuation shall be made (i) in good faith and in accordance with Regulation Section 54.4975-11(d)(5) and ERISA Section 3(18); and (ii) by an independent appraiser who satisfies the requirements of the Regulations under Code Section 170(a)(1). The Committee shall use such value for all purposes under the Plan until a new certificate of value is furnished to the Committee, or until the Stock becomes Freely Tradable Stock. If the Stock is Freely Tradable Stock, the Committee shall use the market price of the Stock as its value. This certificate of value shall be furnished to Qualified Holders of Stock that has been distributed to a terminated Participant or a Beneficiary.

               (b) Any Stock acquired by the Trust with cash shall be valued initially at the purchase price paid by the Trust. All such initial valuations are subject to revaluation as of any subsequent date of valuation that may apply pursuant to the terms of this Plan and/or applicable law.

               Section 4.12: Accounts In General.

               (a) The credits made to a Participant's Accounts shall not vest in such Participant any right, title or interest in the Trust, except to the extent, at the time or times, and upon the terms and conditions set forth in the Plan. Neither the Company, the Trustee, nor the Committee, to any extent, warrant, guarantee or represent that the value of any Participant's Accounts at any time will equal or exceed the amount previously allocated or contributed to such Accounts.

               (b) If at any time there shall be allocated to a Participant's Stock Accounts more than one class of Stock, the Committee shall direct the Trustee with respect to whether sub-accounts for each such class of stock shall be maintained, and if so, all references in this Plan to Stock Accounts shall include and refer to all such sub-accounts.

               Section 4.13: Limitation On Annual Additions.

               (a) The following limitations shall apply to the allocations to each Participant's Accounts in any Plan Year:

                   (i) As used in the Plan, a Participant's "Annual Addition" shall mean the sum for any Plan Year of:

                        (A) Such Participant's share of the Company's
               contributions; plus

                        (B) Such Participant's share of any forfeiture; plus

                        (C) Such Participant's allocable share of the Company's
               contributions to any Individual Medical Benefit Account; and plus

                        (D) With respect to any Participant who is a Key
               Employee, any amount derived from the Company's contributions paid or accrued after December 31, 1985 in taxable years ending after such date, and that is attributable to post-retirement medical benefits allocated to such Participant's account under a Welfare Benefit Fund maintained by the Company.

                   (ii) Despite the forgoing, if, for any Plan Year, (A) there is Leveraged Stock and (B) no more than one-third of the Company's contributions are allocated to highly compensated employees (as defined in Code Section 414(q)), then the Annual Addition of a Participant shall not include (A) his or her share of the Company's contributions for such Plan Year that are deductible under Code Section 404(a)(9)(B), (B) his or her share of forfeitures of Stock acquired with the proceeds of a loan or installment obligation described in Code Section 404(a)(9)(A), or (C) Leveraged Stock that is released from the Unallocated Stock Account in accordance with SECTION 4.8.

                   (iii) Any excess amount applied under SUBSECTION (c) below in a Plan Year to reduce the Company's contributions on behalf of any Participant shall be considered to be an Annual Addition for such Participant for such Plan Year.

                   (iv) Subject to the adjustments set forth below, during any Plan Year the maximum Annual Addition for any Participant shall in no event exceed the lesser of:

                        (A) $30,000, as adjusted by the Adjustment Factor; or

                        (B) 25% of the Participant's Earnings for such Plan
               Year.

                   (v) The earnings limitation referred to in SUBSECTION
        (a)(iv)(B) above shall not apply to (A) any contribution for medical benefits (within the meaning of Code Section 419A(f)(2)) after separation from service that is otherwise treated as an Annual Addition, or (B) any amount otherwise treated as an Annual Addition under Code Section 415(l)(1).

               (b) For Plan Years beginning before January 1, 2000, the following additional limitations shall apply to any Participant when such Participant, in addition to his or her participation in the Plan (and any Welfare Benefit Fund), is also a participant in a Defined Benefit Plan maintained by the Company or an Affiliated Company:

                   (i) The amount of (A) the Annual Additions to such Participant's account(s) or (B) such Participant's normal retirement benefit in any such plan(s) shall be reduced by each such plan's committee to the extent necessary to prevent the sum of the Defined Benefit Plan Fraction (defined below) and the Defined Contribution Plan Fraction (defined below) for any such year from exceeding 1.0 (the "1.0 Rule") (benefits under Welfare Benefit Funds shall be reduced first, then benefits under profit sharing plans, then benefits under other Defined Contribution Plans, and, finally, benefits under Defined Benefit Plans).

                   (ii) For the purpose of applying the 1.0 Rule, the Defined Benefit Plan Fraction and the Defined Contribution Plan Fraction shall be applied in a manner consistent with the provisions of Code Section 415 and the Regulations under it.

                   (iii) As used above, "Defined Benefit Plan Fraction" shall mean a fraction, the numerator of which is the Participant's projected annual benefit under the Defined Benefit Plan (determined as of the end of the plan year for such plan), and the denominator of which is the lesser of:

                        (A) 1.25 multiplied by the dollar limitation in effect
               for such plan year (determined under Code Section 415(b)(1)(A));
               or

                        (B) 1.4 multiplied by 100% of such Participant's
               average Earnings for his or her highest three consecutive years, including such plan year (determined under Code Section 415(b)(1)(B)).

                   (iv) As used above, "Defined Contribution Plan Fraction" shall mean a fraction, the numerator of which is the sum of the annual additions to the Participant's account(s) as of the end of the Plan Year, and the denominator of which is the sum of the lesser of the following amounts determined for such Plan Year and for each of such Participant's prior years of service with the Company:

                        (A) 1.25 multiplied by the dollar limitation in effect
               for such Plan Year (determined under Code Section 415(c)(1)(A), but without regard to Code Section 415(c)(6)); or

                         (B) 1.4 multiplied by 25% of such Participant's
               Earnings for such Plan Year (determined under Code Section 415(c)(1)(B), or Code Section 415(c)(7), if applicable).

               (c) If, for any Plan Year, it is necessary to limit the Annual Addition of any Participant pursuant to SUBSECTIONS (a) or (b) above, the following reallocations shall be made:

                      (i) First, the amount of such Participant's nondeductible, voluntary contributions for that Plan Year that are included in his or her Annual Addition shall be refunded to him or her;

                      (ii) Second, the amount of the Company's contributions, inclusive of forfeitures, that is allocable to such Participant and that cause such Participant's Annual Addition to exceed the applicable limitation shall, instead, be allocated to all other Participants who are not subject to this limitation, in proportion to their Compensation for such Plan Year; and

                      (iii) Third, if the amount of the Company's contributions, inclusive of forfeitures, is so great as to cause all Participants for such Plan Year to be subject to the limitations of this Section, then the excess of the Company's contributions that cannot be allocated for such Plan Year shall be held unallocated in a suspense account and applied against and reduce the Company's future contributions.

               (d) If a suspense account is in existence at any time during a Plan Year pursuant to SUBSECTION (c)(iii) above, it shall not participate in the Trust's income, gains and losses.

               (e) The limitations of this Section with respect to any Participant who, at any time, has been a participant in any other Defined Contribution Plan (whether or not terminated) or in more than one Defined Benefit Plan (whether or not terminated) maintained by the Company or by an Affiliated Company shall apply as if all such Defined Contribution Plans or all such Defined Benefit Plans in which the Participant has been a participant were one plan.


                                    ARTICLE V
                                     VESTING

               Section 5.1: Vesting In Accounts. Each Participant shall at all times be 100% vested in his or her Accounts.

                                   ARTICLE VI
                            DISTRIBUTION OF BENEFITS

               Section 6.1: Distribution Of Benefits.

               (a) Benefits become distributable to a Participant or to the Beneficiary of a deceased Participant upon the first to occur of (i) the Anniversary Date that coincides with or first follows such Participant's Normal Retirement Date, Total Disability, or death, or (ii) the third Anniversary Date that follows the date a Participant ceases to be an Employee prior to his or her Normal Retirement Date for a reason other than Total Disability or death. Such benefits shall be the vested amounts credited to his or her Accounts as of the Anniversary Date that coincides with or immediately precedes the first distribution of his or her benefits, adjusted as of such Anniversary Date if required by ARTICLE IV. However, a Participant (or the Beneficiary of a deceased Participant) must make a claim for such Participant's benefits prior to any distribution. Despite the foregoing, the Committee, in its sole discretion, may waive the claim requirement if such Participant or Beneficiary is unable to submit a claim.

               (b) Despite the foregoing provisions, the Committee may, in its sole discretion, elect to pay a Participant who ceases to be an Employee prior to his or her Normal Retirement Date for a reason other than his or her death or Total Disability an immediate lump sum distribution of the amount specified in SUBSECTION (a) above. The Participant's consent to such a distribution is required if the portion of such distribution representing the vested portion in his or her Accounts is (or ever has been) in excess of $3,500 (or $5,000, for Plan Years beginning after August 5, 1997).

               Section 6.2: Methods Of Distribution.

               (a) When a Participant's benefits become distributable, the Committee shall with reasonable promptness direct the Trustee to distribute such Participant's benefit as follows:

                   (i) If a Participant's benefits become distributable by reason of his or her death, the benefit shall be distributed to such deceased Participant's Beneficiary as an immediate lump sum.

                   (ii) If a Participant's benefits become distributable for a reason other than his or her death, the benefit shall be distributed with such Participant's consent as an immediate lump sum or in installments as set forth below.

                        (A) The Participant may elect, by completing an
               appropriate form furnished by the Committee, that his or her benefits be distributed as follows:

                             (1) The Participant may elect that his or her
                      benefits be distributed in up to five equal or nearly equal annual installments, paid monthly, quarterly, or annually.

                             (2) If the fair market value of a Participant's
                      Stock Account exceeds $500,000 multiplied by the Adjustment Factor as of the date distribution is required to begin under SECTION 6.3 below, the Participant may elect that his or her benefits be distributed in substantially equal annual payments over a period of five years plus an additional one year (up to an additional five years) for each $100,000 increment (or fraction of such increment) by which the value of the Participant's Stock Account exceeds $500,000.

                             (3) In addition, the Participant may elect that his
                      or her benefits shall be paid in equal or nearly equal monthly, quarterly, semi-annual, or annual installments over a period not exceeding the life expectancy of the Participant, or the joint life and last survivor expectancy of the Participant and his or her Beneficiary. The expected return multiples of Section 1.72-9 of the Regulations under the Code shall be used to determine such life expectancy.

                         (B) Despite the foregoing, if the vested amount
               credited to such Participant's Accounts is not (nor ever has been) in excess of $3,500 (or $5,000, for Plan Years beginning after August 5, 1997), the Committee may direct the Trustee to distribute such benefit as an immediate lump sum, without such Participant's consent.

                   (iii) If a Participant's benefits become distributable for a reason other than his or her death, and if such Participant dies before his or her entire benefits have been distributed, his or her Beneficiary shall receive a death benefit equal to the balance of the remaining installments (if any) or deferred lump sum (if any) due such deceased Participant.

                   (iv) Despite any other provision of the Plan, the benefits in the Participant's Stock Account shall be distributed in the form of Stock.

                   (v) Despite the foregoing provisions, the Committee may at any time, with the consent of a Participant or his or her Beneficiary, direct the Trustee to accelerate any installment payment to such Participant or Beneficiary or to reduce the period over which future installments are to be made, in which latter event the Trustee shall adjust the amount of such installments accordingly. In addition, a Participant may at any time withdraw any or all of his or her undistributed benefit, and a Participant's Beneficiary shall, unless such Participant provided otherwise, have a similar withdrawal right. If less than all of the undistributed benefit is withdrawn, the remaining installment payments shall be adjusted accordingly.

                   (vi) Notwithstanding any other provision in this Section, if a distribution of a Participant's benefit consists of more than one class of Leveraged Stock, the Participant must receive substantially the same proportion of each such class.

               (b) The complete distribution of a Participant's benefit as provided for above shall constitute full payment and satisfaction of any obligation of the Company, the Trustee or the Committee to such Participant or to the Beneficiary of a deceased Participant.

               (c) If a distribution is one to which Code Sections 401(a)(11) and 417 do not apply, such distribution may commence fewer than 30 days after the notice required under Section 1.411(a)-11(c) of the Regulations under the Code is given, provided that:

                   (i) the Committee clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and

                   (ii) the Participant, after receiving the notice, affirmatively elects a distribution.

               Section 6.3: Timing Of Distributions.

               (a) The following provisions shall govern the timing of the distribution of a Participant's benefit.

               (b) If a Participant's benefits become distributable because of his or her death or Total Disability, such benefits shall begin to be distributed as soon as is administratively practical following the Committee's receipt of written proof of such Participant's death or Total Disability. If a Participant's benefits become distributable for a reason other than his or her death or Total Disability, such Participant's benefits shall begin to be distributed as soon as is administratively practical after the date on which such Participant's benefits became distributable. Despite the foregoing, and subject to SUBSECTIONS (c) and (d) below, a Participant's benefit must begin to be distributed no later than 60 days after the latest of the close of the Plan Year in which:

                   (i) the Participant attained age 65 (or Normal Retirement Age, if earlier);

                   (ii) occurred the tenth anniversary of the year in which the Participant began participation in the Plan; or

                   (iii) the Participant ceased to be an Employee.

Despite the foregoing, a Participant may elect a later date on which the distribution of his or her benefit is to begin, in a manner consistent with the applicable Regulations. Any failure by a Participant (or, if he or she is married, such Participant's spouse in the event of such Participant's death) to consent to an immediate distribution of his or her benefit (provided that such benefit is otherwise then immediately distributable pursuant to the foregoing provisions) shall be deemed to be an election to defer distribution to the later of age 62 or such Participant's Normal Retirement Age.

               (c) Despite any other provision of the Plan, one of the following provisions shall apply:

                   (i) A Participant's benefit shall be distributed to him or her not later than April 1 of the calendar year following the later of
        (A) the calendar year in which the Participant attains age 70 1/2, or
        (B) the calendar year in which the Participant retires, if such Participant is not a 5% Owner with respect to the Plan Year ending in the calendar year in which he or she attains age 70 1/2; or

                   (ii) Alternatively, distributions to a Participant must begin no later than the date determined under SUBSECTION (c)(i) above and must be made, in accordance with the applicable Regulations, over the life of the Participant or over the lives of such Participant and his or her designated Beneficiary (or over a period not extending beyond the life expectancy of the Participant or the life expectancy of the Participant and his or her designated Beneficiary).

               (d) If a Participant dies before his or her entire interest has been distributed to him or her, the remaining portion of such Participant's interest must be distributed at least as rapidly as under the method of distribution being used as of the date of the Participant's death.

               (e) If a Participant dies before distribution of his or her benefit has begun, the entire benefit of such Participant must be distributed within five years after his or her death.

               (f) For purposes of SUBSECTION (e) above, any portion of a Participant's benefit that is payable to or for the benefit of his or her Beneficiary shall be treated as distributed on the date on which such distribution begins if:

                   (i) such portion will be distributed in accordance with the applicable Regulations over such Beneficiary's life (or over a period not extending beyond such Beneficiary's life expectancy), and

                   (ii) such distribution must begin not later than the date that is one year after the date of such Participant's death (or such later date as the Secretary of the Treasury may by Regulations prescribe). However, if such

        Beneficiary is the Participant's surviving spouse, then the date on which the distribution is required to begin shall be not later than the date on which the Participant would have attained age 70 1/2, and if such spouse dies before the distribution to him or her begins, this subsection shall be applied as if such spouse were the Participant.

               (g) For purposes of SUBSECTION (f) above, the life expectancy of a Participant and his or her spouse (other than in the case of life annuity) may be redetermined on an annual or less frequent basis, and under Regulations prescribed by the Secretary of the Treasury, any amount paid to a child of a Participant shall be treated as if it had been paid to such Participant's surviving spouse if such amount will become payable to such spouse upon such child attaining majority (or any other designated event permitted under the applicable Regulations).

               (h) Despite the foregoing provisions, the Committee shall not permit any Participant to receive his or her benefits under a method of distribution that violates the Regulations under Code Section 401(a)(9), including the minimum distribution incidental benefit requirements of proposed Regulation 1.401(a)(9)-2, or any successor or final Regulation.

               (i) With respect to distributions under the Plan made for calendar years beginning on or after January 1, 2001, the Plan will apply the minimum distribution requirements of Section 401(a)(9) of the Code in accordance with the regulations under Section 401(a)(9) that were proposed on January 17, 2001, notwithstanding any provision of the Plan to the contrary. This amendment shall continue in effect until the end of the last calendar year beginning before the effective date of final regulations under Section 401(a)(9) or such other date as may be specified in guidance published by the Internal Revenue Service.

               Section 6.4: Postponed Retirement. If a Participant continues to be an Employee beyond his or her Normal Retirement Date, his or her corresponding participation in the Plan shall likewise continue. In such a case, to the extent permitted by law and the applicable Regulations, the distribution of such Participant's benefits will be postponed until he or she actually ceases to be an Employee. Such Participant's benefits will become payable as of the first day of the month next following his or her actually ceasing to be an Employee.

               Section 6.5: Distributions Due Missing Persons. If the Trustee is unable to distribute any benefit due to a missing Participant or Beneficiary, the Trustee shall (a) so advise the Committee and (b) hold such benefit as a segregated part of the Trust, in which event such benefit shall participate in the income, gains and losses realized by such segregated Trust fund. The Committee shall then send a written notice to such Participant or Beneficiary at his or her last known address, as reflected in the Company's or Committee's records. If such Participant or Beneficiary shall not have presented himself or herself to the Company or to the Committee within three years of the date of such written notice, any undistributed benefit (and any income, gains and losses realized by such segregated part) may be applied against and reduce the Company's future contributions to the Plan. Despite the foregoing, if at any subsequent time a valid claim for any undistributed benefit is presented to the Committee, such benefit that was so applied (and any income, gains and losses realized by such segregated part) shall be paid directly by the Company to such claimant.

               Section 6.6: Transfers To Another Qualified Plan.

               (a) If a Participant who is a distributee of any Eligible Rollover Distribution (as defined below) elects to have such distribution paid directly to an Eligible Retirement Plan and who specifies the Eligible Retirement Plan to which such distribution is to be paid (in such form and at such time as the Committee may prescribe), then such distribution shall be made in the form of a direct trustee-to-trustee transfer to such Eligible Retirement Plan, provided that such Eligible Retirement Plan accepts such a transfer. The foregoing sentence shall apply only to the extent that such Eligible Rollover Distribution would be includable in gross income if not transferred as provided in such sentence (determined without regard to Code Sections 402(c) and 403(a)(4)).

               (b) "Eligible Rollover Distribution" shall mean any distribution of all or any portion of the balance to the credit of the distributee, except that an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; any hardship distribution described in Code Section 401(k)(2)(B)(i)(IV) received after December 31, 1998; and the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

               (c) "Eligible Retirement Plan" shall mean an individual retirement account described in Section 408(a) of the Code, and individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in
Section 401(a) of the Code, that accepts the distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

               (d) A Participant's (i) surviving spouse and (ii) spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are distributees with regard to the interest of the surviving spouse, spouse, or former spouse and shall have the same rights as a

Participant to make a transfer in accordance with this SECTION 6.6 as to the interest of the surviving spouse, spouse, or former spouse.


                                   ARTICLE VII
                                  SALE OF STOCK

               Section 7.1: Option To Sell Shares Of Stock.

               (a) If a Qualified Holder receives a distribution consisting in whole or in part of Stock that is not Freely Tradable Stock at the time of distribution, then such distributed Stock shall be subject to a put option in the hands of the Qualified Holder, according to the provisions set forth below.

               (b) During the 60-day period following any distribution of such Stock, a Qualified Holder shall have the right to require the Company to purchase all or any portion of such distributed Stock held by such Qualified Holder. A Qualified Holder shall exercise such right by giving written notice to the Company of the number of shares of distributed Stock that the Qualified Holder intends to sell to the Company. Such notice must be given within such 60-day period. The purchase price to be paid for any such option Stock shall be its fair market value determined as of the most recent valuation according to the valuation rules specified in ARTICLE IV.

               (c) If a Qualified Holder fails to exercise his or her put option right under SUBSECTION (b), he or she shall have an additional right to exercise such option in the first 60-day period of the next following Plan Year. If a Qualified Holder fails to exercise his or her put option in this 60-day period, such option right shall expire and the Qualified Holder shall have no further right to require the Company to purchase such distributed Stock.

               (d) In the application of SUBSECTION (b) and (c), the period during which a put option is exercisable does not include any time when a distributee is unable to exercise it because the party bound by the put option is prohibited from honoring it by applicable federal or state law.

               (e) In the event that a Qualified Holder shall exercise a put option under this Section, then the Company shall pay the purchase price of such Stock as follows:

                   (i) If Stock is distributed to a Qualified Holder as part of a Total Distribution, then the Company shall pay the purchase price of such Stock in substantially equal installment payments made no less frequently than annually for no more than five years. The first such payment shall be made within 30 days after the date such put option is exercised. If the purchase price of the Stock is paid under this installment method, then the Company shall, at a minimum, (A) provide adequate security, and (B) state a reasonable rate of interest (at least equal to the imputed compound rate in effect as of the Exercise Date pursuant to the Regulations under Code
        Section 483 or 1274, whichever shall be applicable) for the full unpaid balance of the option price.

                   (ii) If Stock is distributed to a Qualified Holder other than as a Total Distribution (i.e., on an installment basis), then the Company shall pay the purchase price of such Stock within 30 days after the date the put option is exercised.

                   (iii) "Total Distribution" shall mean a distribution to a Participant or a Beneficiary, within one taxable year, of the Participant's entire Account balance to the credit of the Participant.

               (f) The protections and rights provided in this Section are nonterminable and continue to exist despite (i) the repayment of any loan, the proceeds of which are used to purchase Leveraged Stock, and (ii) the cessation of the Plan's status as an employee stock ownership plan.

               (g) The foregoing put options under SUBSECTIONS (b) and (c) shall be effective solely against the Company and shall not obligate the Plan or the other Company in any manner; provided, however, that with the Company's consent, the Plan or the other Company may elect to purchase any Stock that otherwise must be purchased by the Company pursuant to a Qualified Holder's exercise of any such option.

               (h) At the time of distribution of Stock that is not Freely Tradable Stock to a Qualified Holder, the Company shall furnish to such Qualified Holder the most recent certificate of value prepared by the Company with respect to such Stock. In addition, the Company shall furnish to such Qualified Holder a copy of each subsequent certificate of value until the put options provided for in this Section with respect to such distributed Stock expire.

               (i) Except as is expressly provided above with respect to any distributed Stock that is not Freely Tradable Stock, no Participant shall have any put option rights with respect to Stock distributed under this Plan, and neither the Company nor this Plan shall have any obligation whatsoever to purchase any such distributed Stock from any Participant or other Qualified Holder.

               Section 7.2: Right Of First Refusal.

               (a) In the event a Qualified Holder holds Stock that is not Freely Tradable Stock, the Qualified Holder may not transfer, assign or otherwise dispose of any Stock unless the Qualified Holder has given the Company and the Trustee of the Trust the right of first refusal in accordance with the provisions set forth below.

               (b) The Qualified Holder must give written notice to the Company that the Qualified Holder has received an offer by a third party to purchase the Stock or that the Qualified Holder desires to transfer the Stock by gift, bequest or otherwise. The Company's right of first refusal shall lapse seven days after the Qualified Holder gives such notice to the Company.

               (c) After the Company's right of first refusal lapses, the Trustee of the Trust shall have a right of first refusal, which will lapse seven days after the Company's right of first refusal lapses.

               (d) If the Company and the Trustee do not exercise the right of first refusal within the respective seven-day periods, then on the 30th day following the expiration of the Trustee's seven-day period to purchase the Stock, the Qualified Holder may transfer the stock to a donee, or in the case of a sale, to a bona fide purchaser in the same quantity, and at the same price and terms that the Stock was offered to the Company and the Trustee.

               (e) The selling price of the Stock and other terms under the right of first refusal must not be less favorable to the Qualified Holder than the greater of (i) the value of the security as determined under Regulation
Section 54.4975-11(d)(5), or (ii) if applicable, the purchase price and other terms offered by a buyer (other than the Company or the Plan) making a good faith offer to purchase the Stock.

               (f) The Company may require that a Participant or Beneficiary entitled to a distribution of Stock sign an appropriate stock transfer agreement (that evidences the right of first refusal) prior to receiving a certificate for Stock.


                                  ARTICLE VIII
                           TOP-HEAVY PLAN LIMITATIONS

               Section 8.1: Application Of Top-Heavy Rules. If the Plan is or becomes a Top-heavy Plan, the limitations and requirements contained in this Article shall apply and shall supersede any conflicting provision of the Plan.

               Section 8.2: Definitions.

               (a) Top-heavy Plan. A "Top-heavy Plan" shall mean, with respect to any plan year, (i) any Defined Benefit Plan maintained by the Company or an Affiliated Company if, as of the Determination Date, the total Present Value of Accrued Benefits under such plan for Key Employees exceeds 60% of the total Present Value of Accrued Benefits under such plan for all participants in such plan; and (ii) any Defined Contribution Plan maintained by the Company or an Affiliated Company if, as of the Determination Date, the total Aggregate Accounts of Key Employees under the plan exceeds 60% of the total Aggregate Accounts of all participants under such plan. Each plan of the Company required to be included in an Aggregation Group shall be treated as a Top-heavy Plan if the Aggregation Group is a Top-heavy Group.

               (b) Top-heavy Group. A "Top-heavy Group" shall mean any Aggregation Group if the sum of (i) the total Present Value of Accrued Benefits for Key Employees under all Defined Benefit Plans included in the Aggregation Group (determined as of the Determination Date for each such plan), and (ii) the total of the Aggregate Accounts of Key Employees under all Defined Contribution Plans included in the Aggregation Group (determined as of the Determination Date for each such plan) exceeds 60% of a similar sum determined for all participants in such plans. For purposes of determining whether the plans in a Top-heavy Group exceed the foregoing 60% test, the plans shall be aggregated by adding together the results for each plan as of the Determination Dates for such plans that fall within the same calendar year.

               (c) Aggregation Group. An "Aggregation Group" shall mean each plan of the Company or of an Affiliated Company in which a Key Employee is a participant, and each plan of the Company or of an Affiliated Company that enables the plan(s) containing a Key Employee to meet the antidiscrimination requirements of Code Sections 401(a)(4) or 410, including terminating or terminated plans maintained within the last five years ending on the Determination Date that would, but for such termination, be part of the Aggregation Group. The Company can elect to include in the Aggregation Group any plan not otherwise required to be included, if such group, after such election, would continue to meet the antidiscrimination requirements of Code Sections 401(a)(4) and 410; provided, however, that any such plan will not be otherwise deemed a Top-heavy Plan by reason of such election.

               (d) Determination Date. With respect to any plan year, "Determination Date" shall mean the last day of the preceding plan year or, in the case of the first plan year of any plan, the last day of such plan year.

               (e) Present Value of Accrued Benefit: A participant's "Present Value of Accrued Benefit" as of any Determination Date shall be calculated:

                   (i) as of the most recent valuation date ("Valuation Date") which is within the 12-month period ending on such Determination Date;

                   (ii) for the first plan year, as if (A) the participant terminated service as of the Determination Date, or (B) the participant terminated service as of the Valuation Date, but taking into account the estimated Present Value of Accrued Benefit as of the Determination Date;

                   (iii) for any other plan year, as if the participant terminated service as of the Valuation Date; and

                   (iv) using the interest rate and mortality assumptions set forth in the Defined Benefit Plan.

                      (v) solely for the purposes of determining if the Plan, or any other plan included in the Aggregation Group, is a Top-heavy Plan, the accrued benefit of a Non-Key Employee shall be determined under (A) the method, if any, that uniformly applies for accrual purposes under all plans maintained by the Company and all Affiliated Companies, or (B) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional accrual rate of Code Section 411(b)(1)(C).

For the foregoing purposes, the Valuation Date must be the same valuation date used for computing the defined benefit plan minimum funding costs, regardless of whether a valuation is performed that year.

               (f) Aggregate Account: A participant's "Aggregate Account" shall be determined as follows:

                   (i) For Defined Contribution Plans not subject to the minimum funding requirements of Code Section 412, a participant's Aggregate Account as of any Determination Date shall be the sum of:

                        (A) such participant's account balance as of the most
               recent valuation date ("Valuation Date") occurring within the 12-month period ending on such Determination Date; plus

                        (B) an adjustment for contributions due as of such
               Determination Date. Such adjustment is generally the amount of any contributions actually made after the Valuation Date but before the Determination Date. In the first plan year, such adjustment shall also reflect any contributions actually made after the Determination Date that are allocated as of a date in that first plan year.

                   (ii) For Defined Contribution Plans subject to the minimum funding requirements of Code Section 412, a participant's Aggregate Account as of any Determination Date shall be the sum of:

                        (A) such participant's account balance as of the most
               recent valuation date ("Valuation Date") occurring within the 12-month period ending on such Determination Date, including contributions that would be allocated as of a date not later than such Determination Date; plus

                        (B) an adjustment for contributions due as of such
               Determination Date. Such adjustment shall reflect the amount of any contribution actually made (or due to be made) after the Valuation Date but before the expiration of the extended payment period described in Code Section 412(c)(10).

               (g) Key Employee. "Key Employee" shall mean any participant of any plan maintained by the Company or an Affiliated Company who, at any time during the plan year or any of the four preceding plan years, was:

                   (i) an officer of the Company or an Affiliated Company whose annual Compensation exceeds 50% of the amount in effect under Code
        Section 415(b)(1)(A) for any such plan year (provided, however, that no more than 50 employees (or, if lesser, the greater of three employees or 10% of all employees) shall be treated as officers; provided further, however, that if the total number of officers exceeds this numerical limitation, only the highest compensated officers shall be included);

                   (ii) one of the ten employees who (A) has annual Compensation for a plan year greater than the dollar limitation in effect under Code
        Section 415(c)(1)(A) for the calendar year in which such plan year ends, and (B) owns (or is considered to own under Code Section 318) both more than a 1/2% interest and the largest interests in the Company or an Affiliated Company;

                   (iii) 5% Owner of the Company or an Affiliated Company; or

                   (iv) 1% Owner of the Company or an Affiliated Company whose annual Compensation exceed $150,000, or such other amount as may be allowed under Code Section 416(i) and the applicable Regulations.

In making this determination of a 5% Owner and a 1% Owner for purposes of this Section, (i) the Code Section 318(a)(2) corporate attribution rules, as modified by Code Section 416(i)(1)(B)(iii), shall apply, and (ii) the business aggregation rules of Code Section 414 shall not apply. For purposes of the foregoing definition, (i) the beneficiary of a Key Employee shall be treated as a Key Employee, and (ii) the beneficiary of a former Key Employee shall be treated as a former Key Employee. Inherited benefits will retain the character of the benefits of the Key Employee who performed the services for the Company. For purposes of the foregoing, the identification of the Key Employee will be determined in accordance with Code Section 416(i).

               (h) Non-Key Employee. "Non-Key Employee" shall mean any Participant who is not a Key Employee, including any Participant who is a former Key Employee.

               Section 8.3: 60% Test - Special Rules. For purposes of applying the 60% test described in SECTION 8.2(a), the following special rules shall apply:

               (a) Participant Contributions. Benefits derived from both participant contributions (whether voluntary or mandatory, but not deductible contributions) and the Company's contributions shall be considered.

               (b) Previous Distributions. In determining the Present Value of Accrued Benefit or the Aggregate Account of any participant under any plan (or plans that form the Aggregation Group), such present value or account shall be increased by the aggregate of distributions made to such participant from such plan (or plans forming the Aggregation Group) during the five-year period ending on the Determination Date. For this purpose, "participant" shall include an employee who is no longer employed by the Company or an Affiliated Company. Despite the foregoing, any distribution to a participant that is made after the Valuation Date and before the Determination Date for any plan year shall not be considered a distribution to the extent it is already included in such participant's Present Value of Accrued Benefit or Aggregate Account as of such Valuation Date.

               (c) Rollover Contributions. Rollover contributions shall be treated as follows:

                   (i) The following rules shall apply to related rollovers and plan-to-plan transfers (ones either not initiated by the participant or made to a plan maintained by the Company or any Affiliated Company). If the plan provides such rollover or plan-to-plan transfer, it shall not be counted as a distribution for purposes of this SECTION 8.3. If the plan receives such rollover or plan-to-plan transfer, it shall consider such rollover or plan-to-plan transfer as part of the participant's Present Value of Accrued Benefit or Aggregate Account, regardless of the date on which such rollover or plan-to-plan transfer was received.

                   (ii) The following rules apply to unrelated rollovers and plan-to-plan transfers (ones which are both initiated by a participant and made from a plan maintained by one employer to a plan maintained by another employer). If the plan provides such rollover or plan-to-plan transfer, it shall always consider such rollover or plan-to-plan transfer as a distribution for purposes of this SECTION 8.3. If the plan receives such rollover or plan-to-plan transfer, it shall not consider such rollover or plan-to-plan transfer as part of the participant's Present Value of Accrued Benefit or Aggregate Account if it was accepted after December 31, 1983.

               (d) Change Of Status. The accrued benefit or account of a participant who was formerly a Key Employee, but who ceased to be a Key Employee in any plan year, will not be taken into account for such plan year.

               (e) No Service For Last Five Years. If any individual has not performed services for any employer maintaining the plan during the five-year period ending on the Determination Date, the accrued benefit or account of such individual shall not be taken into account.

               Section 8.4: Minimum Vesting Requirement. As the Plan's normal vesting schedule equals or exceeds the top-heavy vesting schedule, the normal vesting schedule shall continue to apply if the Plan becomes a Top-heavy Plan.

               Section 8.5: Minimum Contribution Requirement.

               (a) If the Plan is a Top-heavy Plan, then in no event shall the Company's annual contribution on behalf of any Non-Key Employee be less than 3% of such Participant's Earnings. This minimum contribution shall be made even though, under the other provisions of the Plan, the Participant would not otherwise be entitled to a contribution on his or her behalf, or would have received a lesser contribution for the Plan Year, because of (i) the Participant's failure to complete 1,000 Hours of Service, (ii) the Participant's failure to make mandatory employee contributions to the Plan, or (iii) the Participant's exclusion from the Plan because such Participant's Earnings is less than the Plan's stated amount. Despite the foregoing, no minimum contribution needs to be made under this Section on behalf of a Participant who was not an Employee on the last day of the Plan Year.

               (b) For Plan Years beginning on or after January 1, 1985, any Company contribution that is attributable to a salary reduction or similar arrangement shall be considered for purposes of satisfying the minimum contribution required by this Section. For Plan Years beginning on or after January 1, 1989, elective contributions under Code Section 401(k) on behalf of Key Employees are taken into account in determining the minimum required contribution under Code Section 416(c)(2), but such contributions on behalf of Non-Key Employees may not be treated as employer contributions for purposes of the minimum contribution or benefit requirements of Code Section 416.

               (c) If the Company maintains one or more qualified plans in addition to the Plan, and if the Plan is a Top-heavy Plan, then in accordance with the applicable Regulations, only one such plan need be designated by the Company to provide the minimum benefit provided for in this Section. However, if for Plan Years beginning before January 1, 2000, such multiple plans, including the Plan, include a Defined Benefit Plan and a Defined Contribution Plan, the
1.0 Rule (as it may be modified by the top-heavy plan transitional rule under Code Section 416(h)(3)) shall be in effect if, and only if, the following two requirements are satisfied:

                   (i) Minimum Benefit Requirement. The "3%" set forth in this Section shall be replaced by "4%".

                   (ii) The 90% Test. The sum of the Present Value of Accrued Benefits plus the Aggregate Accounts held for all Key Employees under the plans cannot exceed 90% of a similar sum determined for all participants.

For purposes of the 1.0 Rule, all references to "1.25" shall be replaced by "1.0," if either of the above additional requirements is not met.

               (d) Despite the foregoing, if (i) the total annual contribution allocated to the Accounts of each Key Employee is less than 3% of each Key Employee's Earnings and (ii) this Plan is not required to be included in an Aggregation Group to enable a Defined Benefit Plan to meet the requirements of Code Section 401(a)(4) or 410, then the total minimum annual contribution on behalf of each Non-Key Employee shall be equal to the largest percentage contribution on behalf of any Key Employee.


                                   ARTICLE IX
                                   INVESTMENTS

               Section 9.1: Investment Of Company Contributions. The Plan is designed to invest primarily in Stock, and the Trustee is specifically authorized to invest up to 100% of the Trust's assets in Stock. All purchases of Stock shall be made at prices that, in the Committee's judgment, do not exceed the fair market value of the Stock, determined as required by SECTION 4.11 above. The Trustee may purchase Stock for cash or on terms, as directed by the Committee. Despite the foregoing, sufficient liquidity shall be maintained to meet the reasonably anticipated requirements of the Trust for payment of expenses of administration, investment and management and for distribution of benefits to Participants and Beneficiaries. To the extent the Trustee is not directed to acquire Stock, the Trustee may, subject to the direction of the Committee, invest and reinvest the Trust's assets, together with the income therefrom, in assets other than Stock to the extent consistent with preserving the Plan's status as an employee stock ownership plan as defined under Code
Section 4975(e)(7).

               Section 9.2: Leveraged Stock Authorized.

               (a) The Committee shall have the power to direct the Trustee to borrow or raise money, in such amounts and under such conditions and terms as directed by the Committee, for the purpose of purchasing or otherwise acquiring Stock. Any such borrowing may be made from the Company, any shareholder in the Company, or from any other party. In connection with any such borrowing, and subject to any applicable margin requirement rule, regulation or statute, the Committee may direct the Trustee to issue its promissory note on behalf of the Trust. No person lending money to the Trustee shall be obligated to see to the application of the money lent or to inquire into the validity, expediency or propriety of such borrowing. Any such borrowing from the Company, or from any other "disqualified person" (as defined in Code Section 4975(e)(2)), or any other "party in interest" (as defined in ERISA Section 3(14)), shall be subject to the provisions set forth below.

               (b) The proceeds of the loan shall be used (within a reasonable period of time after receipt) only to acquire Stock, to pay any charges or fees incurred in connection with the stock acquisition or loan, and/or to make payments under any such loan (including prior loans).

               (c) Other than the categories of assets specified in SUBSECTION
(d) below, the loan shall be without recourse against the Plan or Trust. The only Trust assets which may be used as collateral for the loan shall be the Stock acquired with the proceeds of the loan or Stock used as collateral on a prior loan that was repaid with the current outstanding loan.

               (d) No person entitled to payment under the loan shall have any recourse, for any payments due under the loan, against any Plan assets other than the following categories of assets:

                   (i) Unallocated Leveraged Stock (whether or not collateralized) acquired with the proceeds of the loan and held in the Unallocated Stock Account (but only prior to the release therefrom and allocation to Participants' Accounts as provided under this Plan);

                   (ii) Company contributions (other than contributions of Stock) made to meet obligations under the loan;

                   (iii) Earnings attributable to the unallocated Leveraged Stock while held in the Unallocated Stock Account (including dividends thereon while held in the Unallocated Stock Account); and

                   (iv) Earnings attributable to the investment of the Company Contributions made to meet obligations under the loan.

Recourse against such assets shall be permissible to the extent allowed under applicable law governing creditor's remedies, but in no event to an extent greater than permitted under SUBSECTION (e) below or such other applicable limitations as may be required in order for such loan transaction to qualify for the prohibited transaction exemption provided under Code Section 4975(d)(3).

               (e) The provisions of this SUBSECTION (e) shall apply in case of a default in the repayment of the loan:

                   (i) In the event of a default, the value of Plan assets transferred to the lender in satisfaction of such loan shall not exceed the amount of the default.

                   (ii) If the lender is a disqualified person (as defined in Code Section 4975(e)(2)), a transfer of Plan assets upon default shall be made only upon and to the extent of the failure of the Plan to meet the payment schedule of the loan.

                   (iii) For purposes of this SUBSECTION (e), the making of a guarantee by the Company shall not be deemed to make the Company a lender; provided, however, that this provision shall not impose any personal liability on the Trustee.

               (f) The terms of the loan must provide that shares of Stock purchased with the proceeds of the loan shall be placed in the Unallocated Stock Account. The shares in the Unallocated Stock Account shall be released from the Unallocated Stock Account (and allocated to the Stock Accounts) as set forth above. Despite the foregoing, in addition to or in lieu of pledging the acquired Stock as collateral for the repayment of any loan, the Company may guarantee the repayment and/or may use Company assets to secure the repayment, and nothing herein shall require that the repayment of the loan be secured by Stock acquired with the proceeds thereof.

               (g) If the proceeds of a loan are used to acquire Leveraged Stock, the following items shall be accounted for separately in the books of account of the Plan until the loan is repaid:

                   (i) The contributions (other than contributions of Stock) that are made under the Plan to meet obligations under the loan;

                   (ii) The earnings attributable to unallocated Leveraged Stock (purchased with the proceeds of the loan) while held in the Unallocated Stock Account (including dividends thereon); and

                   (iii) Earnings attributable to the investment of the contributions made to meet obligations under the loan.

               (h) In the event that there shall be more than one class of Stock, the class or classes of Leveraged Stock acquired by the Trustee with the proceeds of the loan, and the relative proportions of the classes of Stock held by the Trustee, shall comply with any applicable requirements established pursuant to Regulations under Code Section 4975 so as to insure that the loan and/or the acquisition of Leveraged Company does not constitute a prohibited transaction within the meaning of the applicable provisions of the Code and ERISA.

               (i) The loan shall be primarily for the benefit of Participants and their Beneficiaries and shall bear no more than a reasonable rate of interest.

               (j) The Committee shall determine, and advise the Trustee with respect to, the amount of interest charges that are due from time to time by reason of any variable interest rate (or other similar provision) under any loan used by the Trustee to acquire Leveraged Stock. The Trustee may rely on the Committee's determination and directions with respect to the amount of the interest charges, and the Trustee shall be released from any and all liability attributable to its reliance thereon.

               (k) Any loan entered into by the Plan to purchase Stock shall be for a definite term, and shall not be payable upon demand of any person, except where there has been a default. Any such payment upon default shall be subject to the rules of SUBSECTION (e) above.

               Section 9.3: Certain Nonterminable Provisions. Except as is expressly provided in the Plan with respect to any distributed Leveraged Stock that is not Freely Tradeable Stock, no such Leveraged Stock shall be subject to a put, call, or other option, or buy-sell or similar arrangement while held by and when distributed from the Plan, whether or not at such time the Plan constitutes an employee stock ownership plan. The provisions of this Section shall not terminate notwithstanding that the loan used to acquire such Leveraged Stock shall be repaid or that the Plan ceases at any time to constitute an employee stock ownership plan.

               Section 9.4: Diversification Of Stock.

               (a) Election By Qualified Participant. Despite any other provision of the Plan, each Participant who is a Qualified Participant may direct the Committee to distribute 25% of the value of the Participant's Stock Account balance, reduced by the amount of assets for which a prior election under this Section has been made. Such direction must be made within 90 days after the last day of each Plan Year during the Participant's Qualified Election Period. Within 90 days after the close of the last Plan Year in the Participant's Qualified Election Period, a Qualified Participant may direct the Committee to distribute 50% of the value of such account balance, reduced by the amount of assets for which a prior election under this Section has been made. The Qualified Participant's direction (i) shall be provided to the Committee in writing, and (ii) shall be effective no later than 180 days after the close of the Plan Year to which the direction applies.

               (b) Definitions. For the purposes of this Section, the following definitions shall apply:

                   (i) "Qualified Participant" shall mean a Participant who has attained age 55 and who has completed at least ten years of participation in the Plan.

                   (ii) "Qualified Election Period" shall mean, with respect to any Participant, the six Plan Year period beginning with the first Plan Year in which the Participant first becomes a Qualified Participant.

               (c) Timing Of Distributions. At the election of the Qualified Participant, the Committee shall direct the Trustee to distribute the portion of the Participant's account that is covered by the election within 90 days after the last day of the period during which the election can be made. Such distribution shall be subject to the put option and right of first refusal requirements set forth in Article VII. This SUBSECTION (c) shall apply despite any other provision of the Plan; provided, however, that if any distribution pursuant to this Section is in excess of $3,500 (or

$5,000 for Plan Years beginning after August 5, 1997), the Participant must consent to such distribution as set forth in the Plan.

               Section 9.5: Voting Of Stock.

               (a) Effective January 18, 1991, if the Trustee holds any Stock with voting rights, the Trustee shall vote such stock as follows:

                   (i) When notice of a stockholders' meeting must be mailed to stockholders, the Committee shall cause to be prepared and delivered to each Participant and Beneficiary who has Stock allocated to his or her Account, a notice that:

                       (A) states the full number of shares of Stock allocated
               to the Participant's Account, and

                       (B) instructs the Trustee as to how the Trustee shall
               vote the shares at the meeting or adjournment concerning each such matter.

        The Committee shall instruct each Participant and Beneficiary to complete and return the notice to the Trustee.

                   (ii) The Trustee shall vote all shares of Company stock allocated to the Accounts of Participants as instructed in the notice.

                   (iii) Regarding Stock for which the Trustee has not received a notice that sets forth a Participant's or Beneficiary's instructed votes within five days prior to such meeting, including all fractional shares of Stock and all shares of Stock held in the Unallocated Stock Account, the Trustee shall vote such shares as directed by the Committee.

               (b) The Committee shall in no event make any recommendation to any Participant regarding the exercise of the Participant's voting rights or any other rights under the provisions of this Section, nor shall the Committee make any recommendation as to whether any such rights should or should not be exercised by the Participant.

               (c) All rights (other than voting rights) of Stock, such as tender rights, held in the Trust shall be exercised in the same manner and to the same extent as provided above with respect to the voting rights of the Stock.

                                    ARTICLE X
                                  THE COMMITTEE

               Section 10.1: Members.

               (a) The Committee shall consist of one or more members as determined by the Board of Directors. Its members shall serve at the pleasure of the Board of Directors. A person so appointed shall become a member by filing a written notice of acceptance with the Board of Directors. A member of the Committee may resign by delivering a written notice of resignation to the Board of Directors. The Board of Directors may remove any member of the Committee by delivering a written notice of such removal to him or her. A resignation or removal shall be effective on the date specified in such notice or resolution. The Trustee shall be promptly notified by the Board of Directors of any change in the membership of the Committee, and shall be supplied with specimen signatures of each Committee member.

               (b) Vacancies in the membership of the Committee shall be filled promptly by the Board of Directors. If the Company is not in existence when a vacancy in the Committee membership arises, such vacancy shall be filled as follows, in the indicated order of priority:

               1st: The remaining member(s) of the Committee shall appoint new member(s) to fill all vacancies.

               2nd: A majority of the adults then entitled to benefits from the Plan shall appoint new member(s) to fill all vacancies. If such an adult is not able to participate in such appointment, then his or her spouse, if any, shall act for him or her. If there is no such spouse, then such adult's guardian or conservator shall act for him or her.

               3rd: If vacancies on the Committee are not filled pursuant to the foregoing, then a court of competent jurisdiction shall fill such vacancies. The Trust shall pay the expenses incurred in connection with such court appointment.

               Section 10.2: Committee Action.

               (a) The Committee shall choose a Secretary and an Assistant Secretary (either of whom is referred to below as the "Secretary") who shall keep minutes of the Committee's proceedings and all records and documents pertaining to the Committee's administration of the Plan. Any action of the Committee shall be taken pursuant to the vote of a majority, or pursuant to the written consent of a majority, of its members. A quorum of the Committee shall consist of two members. The Secretary may sign any certificate or other document on behalf of the Committee. The Trustee and all other persons dealing with the Committee may conclusively rely upon any certificate or other document that is signed by the Secretary and that purports to have been duly authorized by the Committee.

               (b) A member of the Committee shall not vote or act upon any matter that relates solely to himself or herself as a Participant. If a matter arises affecting one member of the Committee as a Participant and the other members of the Committee are unable to agree on the disposition of such matter, the Board of Directors shall appoint a substitute member of the Committee in the place and stead of the affected member, for the sole purpose of passing upon and deciding that particular matter. If the Company is not in existence then, such substitute member of the Committee shall be appointed in the manner provided for in this Article when there is a vacancy in the Committee's membership.

               Section 10.3: Rights And Duties.

               (a) Except as otherwise set forth in SUBSECTIONS (b), (c) and (d) below, all fiduciary responsibility respecting the management or administration of the Plan and its assets are vested in the Committee, and the Committee shall be the Named Fiduciary with respect to the Plan's assets, and the "administrator" of the Plan as defined in Section 3(16)(A) of ERISA.

               (b) The Trustee shall (i) have custody of the Plan's assets, (ii) have the powers designated in the trust document, and (iii) be the Named Fiduciary with respect to the custody of the Plan's assets.

               (c) The Committee may designate one or more Investment Managers (including the Trustee, if the Trustee is authorized to be an Investment Manager) to manage the investment of the Plan's assets, and such Investment Manager(s) shall be the Named Fiduciary with respect to the management and investment of the Plan's assets.

               (d) The Committee may designate one or more persons or entities to carry out any of its functions under the Plan, other than those of managing and controlling the Plan's assets, which may only be done pursuant to SUBSECTIONS (b) or (c) immediately above.

               (e) The Committee, on behalf of the Participants and their Beneficiaries, shall enforce the Plan in accordance with its terms, and shall be charged with the general administration of the Plan, except to the extent that powers are retained by the Company. The Committee shall have the discretion and authority to interpret the Plan. The Committee's powers shall include (without limitation) the power:

                   (i) to determine all questions relating to the eligibility of Employees to participate in the Plan;

                   (ii) to determine, compute and certify to the Trustee the amount and kind of benefits payable to the Participants and their Beneficiaries;

                   (iii) to authorize all disbursements by the Trustee from the Trust;

                   (iv) to direct the Trustee with respect to all investments of the principal or income of the Trust and with respect to other matters concerning the Trust's assets;

                   (v) to maintain all the necessary records for the administration of the Plan, other than those maintained by the Trustee; and

                   (vi) to adopt, amend and interpret rules for the regulation of the Plan that are not inconsistent with its terms and the applicable law and Regulations.

               (f) Members of the Committee and other Fiduciaries shall discharge their duties with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person, acting in a like capacity and familiar with such matters, would use in the conduct of an enterprise of a like character and with like aims. Subject to any right of Participants to direct how their Accounts will be invested and other provisions of the Plan, the Committee shall diversify the Plan's investments so as to minimize the risk of large losses, unless, under the circumstances, it is clearly prudent not to do so, or unless the Plan specifically provides for the acquisition and holding of qualifying employer real property or securities, as defined in Sections 407(d)(4) and (5) of ERISA.

               (g) A member of the Committee or other Fiduciary shall be liable for a breach of fiduciary responsibility of another member or another Fiduciary only if:

                   (i) such member or Fiduciary participates knowingly in, or knowingly undertakes to conceal, an act or omission of such other member or Fiduciary, knowing that such act or omission is a breach;

                   (ii) such member or Fiduciary has enabled such other member or Fiduciary to commit a breach by virtue of his or her failure to comply with the duty of care set forth above in the administration of such member's or Fiduciary's own responsibilities as a Fiduciary; or

                   (iii) such member or Fiduciary has knowledge of a breach by such other member or Fiduciary, unless such member or Fiduciary makes reasonable efforts under the circumstances to remedy such breach.

               Section 10.4: Information. To enable the Committee to perform its functions, the Company shall supply complete and timely information to the Committee on all matters relating to the compensation of all Participants, their employment, their retirement, death, or the cause for termination of employment, and such other pertinent information as the Committee may require. The Committee shall advise the Trustee of such of the foregoing information as may be pertinent to the Trustee's administration of the Trust.

               Section 10.5: Compensation, Indemnity And Liability.

               (a) The members of the Committee shall serve without compensation for their services. No member of the Committee or other Fiduciary need be bonded, except as required by federal or state law or regulation. The Committee is authorized to employ such legal counsel or other persons as it may deem advisable to assist it in the performance of its duties under the Plan.

               (b) The Company shall indemnify and hold each member of the Committee harmless against any and all expenses and liabilities arising out of membership on the Committee, excepting only expenses and liabilities arising out of such member's own willful misconduct or gross negligence.

               Section 10.6: Administrative Expenses Of The Plan. All expenses of administering the Plan shall by paid by the Trustee and shall be a charge against the trust estate, except to the extent that such expenses may be paid by the Company. The expense of maintaining errors and omissions liability insurance, if any, covering members of the Committee, the Trustee, or any other Fiduciary shall be paid by the Company.


                                   ARTICLE XI
                            AMENDMENT AND TERMINATION

               Section 11.1: Amendments. The Company, through its Board of Directors, may amend the Plan from time to time, and may amend or cancel any such amendment. Each amendment must be set forth in a document that is signed by the Company, and the Plan shall be deemed to have been amended in the manner and at the time set forth in such document, and all Participants shall be bound by it. Despite the foregoing, any such amendment shall be subject to the following provisions:

               (a) No amendment shall be effective that attempts to cause any asset of the Plan to be used for, or diverted to, purposes other than for the exclusive benefit of the Participants or their Beneficiaries, except for such changes, if any, that are required to permit the Plan to meet the applicable requirements of the Code, or as may be made to assure the deductibility for tax purposes of any contribution by the Company.

               (b) No amendment shall have any retroactive effect that would deprive any Participant of any benefit already vested, nor shall the vesting provisions of the Plan be amended, unless each Participant with at least three Years of Service is permitted to elect to continue to have the prior vesting provisions apply to him or her, except for such changes, if any, that are required to permit the Plan to meet applicable requirements of the Code, or as may be made to assure the deductibility for tax purposes of any contribution by the Company. Any such election must be made during the period beginning with the date the amendment is adopted and ending 60 days after the latest of:

                   (i) the date the amendment is adopted;

                   (ii) the date the amendment becomes effective; or

                   (iii) the date on which the Participant receives written notice of the amendment from the Company or the Committee.

               (c) No amendment shall create or effect any discrimination in favor of Participants who are highly compensated Employees.

               (d) No amendment shall increase the duties or liabilities of the Trustee without the Trustee's written consent.

               (e) No amendment shall decrease any Participant's account balance or eliminate an optional form of distribution.

               Section 11.2: Discontinuance Of Plan.

               (a) The Company expects that the Plan and the contributions under it will be continued indefinitely, and the Trust is irrevocable. However, continuance of the Plan is not assumed as a contractual obligation of the Company, and the Company, through their respective boards of directors, reserve the right to reduce, temporarily suspend, or discontinue contributions under the Plan if, and to the extent, permitted under ERISA or the Code. Upon a complete discontinuance of contributions, the interest of each Participant in each of his or her Accounts shall become 100% vested, if it is not already fully vested. In addition, upon a partial termination (within the meaning of Code Section 411(d)(3)), the interest of each affected Participant in each of his or her Accounts shall become 100% vested, if it is not already fully vested.

               (b) The Company, through its Board of Directors, may terminate the Plan at any time upon delivering a written notice to the Trustee. Upon the Plan's termination, the interest of each Participant in each of his or her Accounts shall become 100% vested, if it is not already fully vested. Then the Trustee, at the direction of the Committee, shall, as is necessary, liquidate the Stock in the Unallocated Stock Account and use the net proceeds of such liquidation to pay any loan or installment obligation that was incurred to purchase Leveraged Stock. The net proceeds in excess of the amount used to repay such loan shall be allocated to the Participants' Cash Accounts as set forth in Section 4.5(a)(i). The Trustee, at the direction of the Committee, shall also liquidate the Trust's assets other than Stock and allocate the net proceeds of such liquidated assets to the Participants' Cash Accounts, as set forth in Section 4.5(a)(i).

               (c) The Plan shall automatically terminate upon the happening of any of the following events:

                   (i) adjudication of the Company as a bankrupt;

                   (ii) general assignment by the Company to or for the benefit of creditors; or

                   (iii) dissolution of the business of the Company,

provided, however, that the Plan may be continued by any successor business organization or any business organization into which the Company is merged or consolidated that employs some or all of the Participants, if such business organization agrees with the Trustee in writing to accept the obligations of the Plan and to continue it in full force and effect in accordance with Section 13.10.

               Section 11.3: Failure To Contribute. The Company's failure to contribute to the Trust for any Plan Year shall not, of itself, be a discontinuance of contributions to the Plan.


                                   ARTICLE XII
                                CLAIMS PROCEDURE

               Section 12.1: Presentation Of Claim. Any Participant or Beneficiary of a deceased Participant or duly authorized representative of either (such Participant or Beneficiary or duly authorized representative being referred to below as a "Claimant") may deliver to the Committee a written claim for a determination with respect to the amounts (i) credited to (or deducted from) such Claimant's Accounts, or (ii) distributable to such Claimant from the Plan. If such a claim relates to the contents of a notice received by the Claimant, the claim must be made within 60 days after such notice was received by the Claimant. The claim must state with particularity the benefit determination desired by the Claimant.


               Section 12.2: Notification Of Decision. The Committee shall consider a Claimant's claim within a reasonable time, but not later than 90 days after receipt of the claim by the Plan, unless the Committee determines that special circumstances require an extension of time for processing the claim. If the Committee determines that an extension of time for processing is required, written notice of the extension shall be furnished to the Claimant prior to the termination of the initial 90-day period. In no event shall such extension exceed a period of 90 days from the end of such initial period. The extension notice shall indicate the special circumstances requiring an extension of time and the date by which the Committee expects to render the benefit determination. Once the benefit determination is made in accordance with the foregoing, the Committee shall notify the Claimant in writing:

               (a) that the Claimant's requested benefit determination has been made, and that the claim has been allowed in full; or

               (b) that the Committee has reached a conclusion adverse, in whole or in part, to the Claimant's requested benefit determination. The Committee's notice of adverse benefit determination must be written in a manner calculated to be understood by the Claimant, and it must contain:

                   (i) the specific reason(s) for the adverse benefit determination;

                   (ii) reference to the specific provisions of the Plan upon which such adverse benefit determination was based;

                   (iii) a description of any additional material or information necessary for the Claimant to perfect the claim, and an explanation of why such material or information is necessary; and

                   (iv) a description of the Plan's claim review procedures set forth in Section 12.3 and the time limits applicable to such procedures, including a statement of the Claimant's right to bring a civil action under ERISA Section 502(a) following an adverse benefit determination on review.

               Section 12.3: Review Of A Denied Claim. Within 60 days after receiving a notice from the Committee of an adverse benefit determination, a Claimant may file with the Board of Directors a written request for a review of such adverse determination. Thereafter, but not later than 30 days after the review procedure began, the Claimant:

               (a) may submit written comments, documents, records, and other information relating to the claim for benefits;

               (b) shall be provided, upon request and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to the Claimant's claim for benefits; and/or

               (c) may request a hearing, which the Board of Directors, in its discretion, may grant.

               The Board of Directors shall take into account all comments, documents, records, and other information submitted by the Claimant relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination.

               Section 12.4: Decision On Review. The Board of Directors shall render its decision on review within a reasonable time, and not later than 60 days after the receipt of the Claimant's review request, unless a hearing is held or other special circumstances require additional time, in which case the Board of Directors' decision must be rendered within 120 days after the receipt of the Claimant's review request. If the Board of Directors determines that an extension of time for processing is required, written notice of the extension shall be furnished to the Claimant prior to the termination of the initial 60-day period. In no event shall such extension exceed a period of 60 days from the end of the initial period. The extension notice shall indicate the special circumstances requiring an extension of time and the date by which the Board of Directors expects to render the benefit determination on review. The Board of Directors' decision must be written in a manner calculated to be understood by the Claimant, and it must contain:

               (a) specific reasons for the decision;

               (b) reference to the specific Plan provisions upon which the decision was based;

               (c) a statement that the Claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to the Claimant's claim for benefits;

               (d) a statement of the Claimant's right to bring an action under ERISA Section 502(a) concerning an adverse benefit determination; and

               (e) such other matters as the Board of Directors deems relevant.

               For purposes of this Article, a document, record, or other information shall be considered "relevant" to a Claimant's claim if such document, record, or other information was relied upon in making the benefit determination; was submitted, considered, or generated in the course of making the benefit determination, without regard to whether such document, record, or other information was relied upon in making the benefit determination; or demonstrates compliance with the administrative processes and safeguards required under ERISA in making the benefit determination.




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

                                  ARTICLE XIII
                                  MISCELLANEOUS

               Section 13.1: Contributions Not Recoverable. Subject to the next two sentences, it shall be impossible for any part of the Trust's principal or income to be used for, or diverted to, purposes other than the exclusive benefit of the Participants or their Beneficiaries. Despite any other provision of the Plan, the Company shall be entitled to recover (within one year of the specified event):

               (a) any contribution made to the Trust if (i) the Commissioner of Internal Revenue, or his delegate, determines that the Plan and the Trust do not meet the applicable requirements of the Code upon their initial qualification, with the result that the Trust is not exempt from federal income tax, (ii) such contribution was conditioned on such initial qualification of the Plan and Trust, (iii) the application for determination of such initial qualification was made within the time prescribed by law for filing the Company's tax return for the taxable year in which the Plan and Trust was adopted, or such later date as the Secretary of the Treasury may prescribe, and (iv) such contribution is returned to the Company within one year after the date the initial qualification is denied;

               (b) any contribution by the Company that was made by a mistake of fact, provided that such a contribution is returned to the Company within one year of the contribution;

               (c) any contribution by the Company (or any portion of it) that was disallowed by the Internal Revenue Service as a deduction, provided that such contribution (or such portion of it), to the extent disallowed, is returned to the Company within one year of the disallowance of the deduction; and

               (d) upon termination of the Plan, any assets held in a suspense account pursuant to SECTION 4.13(c)(iii).

SUBSECTIONS (b) and (c) above shall be operative only if, and to the extent, expressly authorized by the applicable Regulations, or a Revenue Ruling, Revenue Procedure, or other official promulgation of the Internal Revenue Service.

               Section 13.2: Limitation On Participants' Rights. Participation in the Plan and Trust shall not give any Employee the right to be retained in the Company's employ or any right or interest in the Trust other than as provided in the Plan. The Company reserves the right to dismiss any Employee without any liability for any claim against the Trust (except to the extent provided in the Plan) or against the Company. All benefits payable under the Plan shall be provided solely from the assets of the Trust.

               Section 13.3: Receipt Or Release. Any payment to any Participant or Beneficiary pursuant to the Plan shall, to the extent of it, be in full satisfaction of all claims against the Trustee, the Committee, the Board of Directors, and the Company, and the Committee may require such Participant or Beneficiary, as a condition precedent to such payment, to sign a receipt and release to such effect.

               Section 13.4: Nonassignability.

               (a) None of the benefits, payments, proceeds or claims of any Participant or Beneficiary shall be subject to any claim of any creditor and, in particular, they shall not be subject to attachment or garnishment or other legal process by any creditor. In addition, no Participant or Beneficiary shall have any right to alienate, anticipate, commute, pledge, encumber or assign any of the benefits or payments or proceeds that he or she may expect to receive, contingently or otherwise, under the Plan.

               (b) Any restriction or prohibition against the assignment or alienation of benefits under the Plan shall not apply to (i) a "qualified domestic relations order" ("QDRO"), as that term is defined in Code Section 414(p), or (ii) a benefit reduction or offset in accordance with Code Section 401(a)(13)(C). To the extent provided in any QDRO, a former spouse of a Participant shall be treated as the spouse or surviving spouse of such Participant for all purposes under the Plan. Notwithstanding any other provision in this Plan, a lump sum distribution may be made to an alternate payee under a QDRO at any time after the Committee has determined that such QDRO satisfies the requirements of Code Section 414(p) and Section 206(d) of ERISA, and regardless of whether or not the Participant who is a party to such QDRO is then eligible to receive a distribution under the Plan.

               Section 13.5: Governing Law. The Plan and the Trust shall be construed, administered, and governed in all respects under and by applicable federal law and, if they are not inconsistent with federal law, the laws of the State of California. If any provision is susceptible to more than one interpretation, the controlling interpretation shall be the one that is consistent with the Plan being a qualified plan under Code Section 401. If any provision of the Plan is held by a court of competent jurisdiction to be invalid or unenforceable, the other provisions shall continue to be fully effective.

               Section 13.6: Headings. Headings and subheadings in the Plan are inserted for convenience of reference only, and they are not to be considered in construing the provisions of the Plan.

               Section 13.7: Counterparts. This Agreement may be signed in counterparts, each of which shall be deemed an original, and all such counterparts shall constitute but one and the same document, which may be sufficiently evidenced by any one counterpart.

               Section 13.8: Successors And Assigns. This Agreement shall inure to the benefit of, and be binding upon, the parties to it, and their successors and assigns.

               Section 13.9: Gender And Number. As used in the Plan, the masculine, feminine and neuter gender, and the singular and plural number, each include the other(s), unless the context indicates otherwise.

               Section 13.10: Merger, Consolidation Or Transfer Of Plan Assets. The Plan shall not be merged or consolidated with, nor shall its assets or liabilities be transferred to, any other plan (the "new plan") unless each Participant would receive in such new plan a benefit immediately after such merger, consolidation or transfer, if such new plan were then terminated, that is equal to, or greater than, the benefit he or she would have been entitled to receive immediately before such merger, consolidation or transfer, if the Plan had been terminated then.

               Section 13.11: Joinder Of Parties. In any action or other judicial proceeding affecting the Plan, it shall be necessary to join as parties only the Trustee, the Committee and the Company, and no Participant or other person having an interest in the Plan shall be entitled to any notice or service of process.

               Section 13.12: The Trust. This Plan and the Trust are both part of and constitute a single integrated employee benefit plan and trust and shall be construed together.

               Section 13.13: Participation By Affiliated Companies. Upon the written consent of the Board of Directors, any Affiliated Company may adopt the Plan. Any Affiliated Company that executes the Signature Page of the Plan shall, without the need for any further act, be deemed to have adopted the Plan with the consent of the Board of Directors.

               Section 13.14: Special Requirements For USERRA.

               (a) Despite any other provision of the Plan, an Employee re-employed under Chapter 43 of Title 38, United States Code ("USERRA") shall not incur a Break in Service by reason of such Employee's period of Qualified Military Service.

               (b) Each period of Qualified Military Service served by an Employee shall, upon reemployment under USERRA with the Company, constitute service with the Company for the purpose of determining the nonforfeitability of the Employee's accrued benefits under the Plan and for the purpose of determining the accrual of benefits under the Plan.

               (c) An Employee re-employed under USERRA shall be entitled to accrued benefits that are contingent on the making of, or derived from, employee contributions or elective deferrals only to the extent the Employee makes payment to the Plan with respect to such contributions or deferrals. No such payment may exceed the amount the Employee would have been permitted or required to contribute had the Employee remained continuously employed by the Company throughout the period of Qualified Military Service. Any payment to the Plan shall be made during the period beginning on the date of reemployment and whose duration is three times the period of the Qualified Military Service (but not greater than five years).

               (d) For purposes of this Section, "Qualified Military Service" shall mean any service in the uniformed services (as defined in USERRA) by any Employee if such Employee is entitled to reemployment rights under USERRA with respect to such service.


                                * * * * * * * * *


                            [Signature Page Follows]

                                 Signature Page

               The Company has signed the Plan on the date indicated below, to be effective as of the Effective Date.



                                            "Company"

Dated:  ___________, 2001                   CATHAY BANCORP, INC.



                                            By _________________________________

                                               Its _____________________________

Dated:  ___________, 2001                   CATHAY BANK



                                            By _________________________________

                                               Its _____________________________